                          PROSPECTUS DATED MAY 1, 2000

                                      FOR

                  NEW YORK LIFE LIFESTAGES(R) VARIABLE ANNUITY
                                      FROM
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
             51 MADISON AVENUE, ROOM 452, NEW YORK, NEW YORK 10010
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

     This Prospectus describes the individual flexible premium New York Life LifeStages(R) Variable Annuity policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC"). We designed these policies to assist individuals with their long-term retirement planning needs. You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge and/or tax penalty), a choice of when income payments will commence, and a guaranteed death benefit if the owner or annuitant dies before income payments have commenced.

     Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take the money out of your policy which can be done in several ways. You can split your premium payments among a guaranteed interest option and the twenty-six variable investment divisions listed below.

    -    MainStay VP Capital Appreciation
    -    MainStay VP Cash Management
    -    MainStay VP Convertible
    -    MainStay VP Government
    -    MainStay VP High Yield Corporate Bond
    -    MainStay VP International Equity
    -    MainStay VP Total Return
    -    MainStay VP Value
    -    MainStay VP Bond
    -    MainStay VP Growth Equity
    -    MainStay VP Indexed Equity
    -    American Century Income & Growth
    -    Dreyfus Large Company Value
    -    Eagle Asset Management Growth Equity
    -    Lord Abbett Developing Growth
    -    Alger American Small Capitalization
    -    Calvert Social Balanced
    -    Fidelity VIP II Contrafund(R)
    -    Fidelity VIP Equity-Income
    -    Janus Aspen Series Balanced
    -    Janus Aspen Series Worldwide Growth
    -    MFS(R) Growth With Income Series
    -    MFS(R) Research Series
    -    Morgan Stanley UIF Emerging Markets
         Equity
    -    T. Rowe Price Equity Income
    -    Van Eck Worldwide Hard Assets

     We do not guarantee the investment performance of these variable investment divisions. Depending on current market conditions, you can make or lose money in any of the investment divisions.

     You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless attached to current prospectuses for the MainStay VP Series Fund, Inc., the Alger American Fund, the Calvert Variable Series, Inc., the Fidelity Variable Insurance Products Fund II (VIP II), the Fidelity Variable Insurance Products Fund (VIP), the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), The Universal Institutional Funds, Inc., the T. Rowe Price Equity Series, Inc. and the Van Eck Worldwide Insurance Trust (the "Funds", each individually a "Fund"). Each Investment Division invests in shares of a corresponding Fund portfolio.

     To learn more about the policy, you can obtain a copy of the Statement of Additional Information ("SAI"), dated May 1, 2000. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at (800) 598-2019 or write to us at the address above.

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE POLICIES INVOLVE RISKS, INCLUDING POTENTIAL LOSS OF PRINCIPAL INVESTED. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS

                                         PAGE
                                         ----
DEFINITIONS............................    3
FEE TABLE..............................    4
QUESTIONS AND ANSWERS ABOUT
  LIFESTAGES(R)........................    8
FINANCIAL STATEMENTS...................   14
CONDENSED FINANCIAL INFORMATION........   15
NEW YORK LIFE INSURANCE AND ANNUITY
  CORPORATION AND THE SEPARATE
  ACCOUNT..............................   17
  New York Life Insurance and Annuity
     Corporation.......................   17
  The Separate Account.................   17
  The Portfolios.......................   17
  Additions, Deletions or Substitutions
     of Investments....................   18
  Reinvestment.........................   19
THE POLICIES...........................   19
  Selecting the Variable Annuity That's
     Right for You.....................   19
  Qualified and Non-Qualified
     Policies..........................   20
  Policy Application and Premium
     Payments..........................   21
  Payments Returned for Insufficient
     Funds.............................   21
  Your Right to Cancel ("Free Look")...   21
  Issue Ages...........................   22
  Transfers............................   22
  Procedures for Telephone Transfers...   22
  Dollar Cost Averaging (DCA)
     Program...........................   23
     (a) Traditional Dollar  Cost
         Averaging.....................   23
     (b) The DCA Advantage  Plan.......   24
  Automatic Asset Reallocation.........   24
  Interest Sweep.......................   25
  Accumulation Period..................   25
     (a) Crediting of Premium
          Payments.....................   25
     (b) Valuation of Accumulation
          Units........................   25
  Third Party Investment Advisory
     Arrangements......................   26
  Policy Owner Inquiries...............   26
CHARGES AND DEDUCTIONS.................   26
  Surrender Charges....................   26
  Amount of Surrender Charge...........   26
  Exceptions to Surrender Charges......   27
  Other Charges........................   27
     (a) Mortality and Expense Risk
          Charges......................   27

                                         PAGE
                                         ----
     (b) Administration Fee............   27
     (c) Policy Service Charge.........   27
     (d) Fund Charges..................   27
  Group and Sponsored Arrangements.....   28
  Taxes................................   28
DISTRIBUTIONS UNDER THE POLICY.........   28
  Surrenders and Withdrawals...........   28
     (a) Surrenders....................   28
     (b) Partial Withdrawals...........   29
     (c) Periodic Partial
          Withdrawals..................   29
     (d) Hardship Withdrawals..........   29
  Required Minimum Distribution
      Option...........................   29
  Cancellations........................   29
  Annuity Commencement Date............   29
  Death Before Annuity Commencement....   30
  Income Payments......................   31
     (a) Election of Income Payment
          Options......................   31
     (b) Other Methods of Payment......   31
     (c) Proof of Survivorship.........   31
  Delay of Payments....................   31
  Designation of Beneficiary...........   32
  Restrictions Under Internal Revenue
     Code Section 403(b)(11)...........   32
  Loans................................   32
  Riders...............................   33
     (a) Living Needs Benefit Rider....   33
     (b) Unemployment Benefit  Rider...   33
THE FIXED ACCOUNT......................   33
     (a) Interest Crediting............   33
     (b) Transfers to Investment
          Divisions....................   34
     (c) Fixed Account Initial  Premium
         Guarantee.....................   34
THE DCA ADVANTAGE PLAN ACCOUNTS........   34
FEDERAL TAX MATTERS....................   34
  Introduction.........................   34
  Taxation of Annuities in General.....   35
  Qualified Plans......................   36
     (a) Section 403(b) Plans..........   36
     (b) Individual Retirement
          Annuities....................   36
     (c) Roth Individual Retirement
          Annuities....................   36
     (d) Deferred Compensation  Plans..   36
DISTRIBUTOR OF THE POLICIES............   36
VOTING RIGHTS..........................   37
TABLE OF CONTENTS FOR THE STATEMENT OF
  ADDITIONAL INFORMATION...............   38

     THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY STATE WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS OR IN ANY ATTACHED SUPPLEMENT TO THIS PROSPECTUS OR IN ANY SUPPLEMENTAL SALES MATERIAL WE AUTHORIZE.

                                  DEFINITIONS

ACCUMULATION UNIT--An accounting unit we use to calculate the variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

ACCUMULATION VALUE--The sum of the Variable Accumulation Value, Fixed Accumulation Value and the DCA Accumulation Value of a policy.

ALLOCATION ALTERNATIVES--The Investment Divisions of the Separate Account and the Fixed Account.

ANNUITANT--The person whose life determines the Income Payments, and upon whose death prior to the Annuity Commencement Date, benefits under the policy may be paid.

ANNUITY COMMENCEMENT DATE--The date on which we are to make the first Income Payment under the policy.

BENEFICIARY--The person or entity having the right to receive the death benefit set forth in the policy and who is the "designated beneficiary" for purposes of
Section 72 of the Internal Revenue Code in the event of the Annuitant's or the policy owner's death.

BUSINESS DAY--Generally, any day on which the New York Stock Exchange ("NYSE") is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the NYSE, if earlier.

DOLLAR COST AVERAGING ("DCA") ADVANTAGE PLAN ACCOUNTS--The 6-month, 12-month and 18-month DCA accounts used specifically for the DCA Advantage Plan.

DOLLAR COST AVERAGING ("DCA") ADVANTAGE PLAN--A feature which permits automatic dollar cost averaging using the DCA Advantage Plan Accounts.

DOLLAR COST AVERAGING ("DCA") ACCUMULATION VALUE--The sum of premium payments allocated to the DCA Advantage Plan Accounts, plus interest credited on those premium payments, less any transfers and partial withdrawals from the DCA Advantage Plan, and less any surrender charges and any policy service charges that may already have been assessed from the DCA Advantage Plan. The DCA Accumulation Value is supported by assets in NYLIAC's general account. These assets are subject to the claims of our general creditors.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS")--The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FIXED ACCOUNT--An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The Accumulation Value of the Fixed Account is supported by assets in NYLIAC's general account, which are subject to the claims of our general creditors.

FIXED ACCUMULATION VALUE--The sum of premium payments and transfers allocated to the Fixed Account, plus interest credited on those premium payments and transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges and policy service charges that may have already been assessed from the Fixed Account.

INCOME PAYMENTS--Periodic payments NYLIAC makes after the Annuity Commencement Date.

INVESTMENT DIVISION--The variable investment options available with the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

NON-QUALIFIED POLICIES--Policies that are not available for use in connection with employee retirement plans that qualify for special federal income tax treatment.

PAYMENT YEAR(S)--With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.

POLICY ANNIVERSARY--An anniversary of the Policy Date shown on the Policy Data Page.

POLICY DATA PAGE--Page 2 of the policy which contains the policy specifications.

POLICY DATE--The date from which we measure Policy Years, quarters, months and Policy Anniversaries. It is shown on the Policy Data Page.

POLICY YEAR--A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

QUALIFIED POLICIES--Policies issued under employee retirement plans that qualify for special federal income tax treatment.

SEPARATE ACCOUNT--NYLIAC Variable Annuity Separate Account-III, a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account's Investment Divisions, in turn, purchase shares of Eligible Portfolios.

VARIABLE ACCUMULATION VALUE--The sum of the products of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

                                   FEE TABLE
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                                                                       MAINSTAY VP
                                                              MAINSTAY VP    MAINSTAY VP                               HIGH YIELD
                                                                CAPITAL         CASH       MAINSTAY VP   MAINSTAY VP    CORPORATE
                                                              APPRECIATION   MANAGEMENT    CONVERTIBLE   GOVERNMENT       BOND
                                                              ------------   -----------   -----------   -----------   -----------
OWNER TRANSACTION EXPENSES
 Surrender Charge (as a % of amount withdrawn)..............  7% during Payment Years 1-3; 6% during Payment Year 4; 5% during
                                                              Payment Year 5; 4% during Payment Year 6; and 0% thereafter.
 Transfer Fee...............................................  There is no transfer fee on the first 12 transfers in any Policy
                                                              Year. However, NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12 transfers per Policy Year.
 Annual Policy Service Charge...............................  Lesser of $30 per policy or 2% of the Accumulation Value, for policies with less than $20,000 of Accumulation Value.
SEPARATE ACCOUNT ANNUAL EXPENSES
 (as a % of average account value)
 Mortality and Expense Risk Fees............................      1.25%         1.25%         1.25%         1.25%         1.25%
 Administration Fees........................................      0.15%         0.15%         0.15%         0.15%         0.15%
 Total Separate Account Annual Expenses.....................      1.40%         1.40%         1.40%         1.40%         1.40%
FUND ANNUAL EXPENSES AFTER REIMBURSEMENT
 (as a % of average net assets for the fiscal year ended
   December 31, 1999)(a)
 Advisory Fees..............................................      0.36%         0.25%         0.36%         0.30%         0.30%
 Administration Fees........................................      0.20%         0.20%         0.20%         0.20%         0.20%
 Other Expenses.............................................      0.06%         0.06%         0.15%         0.09%         0.07%
 Total Fund Annual Expenses.................................      0.62%         0.51%         0.71%         0.59%         0.57%


                                                               MAINSTAY VP    MAINSTAY VP
                                                              INTERNATIONAL      TOTAL
                                                                 EQUITY         RETURN
                                                              -------------   -----------
OWNER TRANSACTION EXPENSES
 Surrender Charge (as a % of amount withdrawn)..............  6; and 0% thereafter.
                                                              charge up to $30 for each
                                                              transfer in excess of 12
 Transfer Fee...............................................  transfers per Policy Year.
 Annual Policy Service Charge...............................  Value.
SEPARATE ACCOUNT ANNUAL EXPENSES
 (as a % of average account value)
 Mortality and Expense Risk Fees............................      1.25%          1.25%
 Administration Fees........................................      0.15%          0.15%
 Total Separate Account Annual Expenses.....................      1.40%          1.40%
FUND ANNUAL EXPENSES AFTER REIMBURSEMENT
 (as a % of average net assets for the fiscal year ended
   December 31, 1999)(a)
 Advisory Fees..............................................      0.60%          0.32%
 Administration Fees........................................      0.20%          0.20%
 Other Expenses.............................................      0.27%          0.06%
 Total Fund Annual Expenses.................................      1.07%          0.58%

                                                                                                                      AMERICAN
                                                                                          MAINSTAY VP   MAINSTAY VP   CENTURY
                                                              MAINSTAY VP   MAINSTAY VP     GROWTH        INDEXED     INCOME &
                                                                 VALUE         BOND         EQUITY        EQUITY       GROWTH
                                                              -----------   -----------   -----------   -----------   --------
OWNER TRANSACTION EXPENSES
 Surrender Charge (as a % of amount withdrawn)..............  7% during Payment Years 1-3; 6% during Payment Year 4; 5% during
                                                              Payment Year 5; 4% during Payment Year 6; and 0% thereafter.
 Transfer Fee...............................................  There is no transfer fee on the first 12 transfers in any Policy
                                                              Year. However, NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12 transfers per Policy Year.
 Annual Policy Service Charge...............................  Lesser of $30 per policy or 2% of the Accumulation Value, for policies with less than $20,000 of Accumulation Value.
SEPARATE ACCOUNT ANNUAL EXPENSES
 (as a % of average account value)
 Mortality and Expense Risk Fees............................     1.25%         1.25%         1.25%         1.25%        1.25%
 Administration Fees........................................     0.15%         0.15%         0.15%         0.15%        0.15%
 Total Separate Account Annual Expenses.....................     1.40%         1.40%         1.40%         1.40%        1.40%
FUND ANNUAL EXPENSES AFTER REIMBURSEMENT
 (as a % of average net assets for the fiscal year ended
   December 31, 1999)(a)
 Advisory Fees..............................................     0.36%         0.25%         0.25%         0.10%        0.50%
 Administration Fees........................................     0.20%         0.20%         0.20%         0.20%        0.20%
 Other Expenses.............................................     0.07%         0.05%         0.04%         0.06%        0.15%(b)
 Total Fund Annual Expenses.................................     0.63%         0.50%         0.49%         0.36%        0.85%


                                                              DREYFUS LARGE
                                                              COMPANY VALUE
                                                              -------------
OWNER TRANSACTION EXPENSES
                                                              Year 6; and
                                                              0%
 Surrender Charge (as a % of amount withdrawn)..............  thereafter.
                                                              charge up to
                                                              $30 for each
                                                              transfer in
                                                              excess of 12
                                                              transfers per
 Transfer Fee...............................................  Policy Year.
 Annual Policy Service Charge...............................  Value.
SEPARATE ACCOUNT ANNUAL EXPENSES
 (as a % of average account value)
 Mortality and Expense Risk Fees............................      1.25%
 Administration Fees........................................      0.15%
 Total Separate Account Annual Expenses.....................      1.40%
FUND ANNUAL EXPENSES AFTER REIMBURSEMENT
 (as a % of average net assets for the fiscal year ended
   December 31, 1999)(a)
 Advisory Fees..............................................      0.60%
 Administration Fees........................................      0.20%
 Other Expenses.............................................      0.15%(b)
 Total Fund Annual Expenses.................................      0.95%

------------
(a) The Fund or its agents provided the fees and charges which are based on 1999 expenses and may reflect estimated charges, except for Janus. We have not verified the accuracy of the information provided by the agents.
(b) "Other Expenses" and "Total Fund Annual Expenses" for the American Century Income & Growth, Dreyfus Large Company Value, Eagle Asset Management Growth Equity and Lord Abbett Developing Growth Portfolios reflect an expense reimbursement arrangement that ended December 31, 1999 limiting "Other Expenses" to 0.15% annually. In the absence of the expense reimbursement arrangement, the "Total Fund Annual Expenses" would have been 0.92%, 1.00%, 0.87% and 1.04% for the American Century Income & Growth, Dreyfus Large Company Value, Eagle Asset Management Growth Equity and Lord Abbett Developing Growth Portfolios, respectively.

                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                EAGLE
                                                                ASSET                        ALGER
                                                              MANAGEMENT   LORD ABBETT      AMERICAN      CALVERT      FIDELITY
                                                                GROWTH     DEVELOPING        SMALL         SOCIAL       VIP II
                                                                EQUITY       GROWTH      CAPITALIZATION   BALANCED   CONTRAFUND(R)
                                                              ----------   -----------   --------------   --------   -------------
OWNER TRANSACTION EXPENSES
 Surrender Charge (as a % of amount withdrawn)..............  7% during Payment Years 1-3; 6% during Payment Year 4; 5% during
                                                              Payment Year 5; 4% during Payment Year 6; and 0% thereafter.
 Transfer Fee...............................................  There is no transfer fee on the first 12 transfers in any Policy
                                                              Year. However, NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12 transfers per Policy Year.
 Annual Policy Service Charge...............................  Lesser of $30 per policy or 2% of the Accumulation Value, for policies with less than $20,000 of Accumulation Value.
SEPARATE ACCOUNT ANNUAL EXPENSES
 (as a % of average account value)
 Mortality and Expense Risk Fees............................     1.25%        1.25%           1.25%         1.25%        1.25%
 Administration Fees........................................     0.15%        0.15%           0.15%         0.15%        0.15%
 Total Separate Account Annual Expenses.....................     1.40%        1.40%           1.40%         1.40%        1.40%
FUND ANNUAL EXPENSES AFTER REIMBURSEMENT
 (as a % of average net assets for the fiscal year ended
   December 31, 1999)(a)
 Advisory Fees..............................................     0.50%        0.60%           0.85%         0.70%(c)     0.58%
 Administration Fees........................................     0.20%        0.20%             --            --           --
 Other Expenses.............................................     0.15%(b)     0.15%(b)        0.05%         0.19%(c)     0.07%
 Total Fund Annual Expenses.................................     0.85%        0.95%           0.90%         0.89%(c)     0.65%(d)


                                                              FIDELITY VIP      JANUS
                                                                 EQUITY      ASPEN SERIES
                                                                 INCOME        BALANCED
                                                              ------------   ------------
OWNER TRANSACTION EXPENSES
 Surrender Charge (as a % of amount withdrawn)..............  Year 6; and 0% thereafter.
                                                              charge up to $30 for each
                                                              transfer in excess of 12
 Transfer Fee...............................................  transfers per Policy Year.
 Annual Policy Service Charge...............................  Accumulation Value.
SEPARATE ACCOUNT ANNUAL EXPENSES
 (as a % of average account value)
 Mortality and Expense Risk Fees............................      1.25%          1.25%
 Administration Fees........................................      0.15%          0.15%
 Total Separate Account Annual Expenses.....................      1.40%          1.40%
FUND ANNUAL EXPENSES AFTER REIMBURSEMENT
 (as a % of average net assets for the fiscal year ended
   December 31, 1999)(a)
 Advisory Fees..............................................      0.48%          0.65%
 Administration Fees........................................        --             --
 Other Expenses.............................................      0.08%          0.02%
 Total Fund Annual Expenses.................................      0.56%(d)       0.67%(e)

                                                                 JANUS         MFS(R)
                                                              ASPEN SERIES     GROWTH       MFS(R)    MORGAN STANLEY
                                                               WORLDWIDE     WITH INCOME   RESEARCH    UIF EMERGING
                                                                 GROWTH        SERIES       SERIES    MARKETS EQUITY
                                                              ------------   -----------   --------   --------------
OWNER TRANSACTION EXPENSES
 Surrender Charge (as a % of amount withdrawn)..............  7% during Payment Years 1-3; 6% during Payment Year 4;
                                                              5% during Payment Year 5; 4% during Payment Year 6;
                                                              and 0% thereafter.
 Transfer Fee...............................................  There is no transfer fee on the first 12 transfers in any Policy Year. However, NYLIAC reserves the right to
                                                              charge up to $30 for each transfer in excess of 12
                                                              transfers per Policy Year.
 Annual Policy Service Charge...............................  Lesser of $30 per policy or 2% of the Accumulation
                                                              Value, for policies with less than $20,000 of
                                                              Accumulation Value.
SEPARATE ACCOUNT ANNUAL EXPENSES
 (as a % of average account value)
 Mortality and Expense Risk Fees............................      1.25%         1.25%        1.25%         1.25%
 Administration Fees........................................      0.15%         0.15%        0.15%         0.15%
 Total Separate Account Annual Expenses.....................      1.40%         1.40%        1.40%         1.40%
FUND ANNUAL EXPENSES AFTER REIMBURSEMENT
 (as a % of average net assets for the fiscal year ended
   December 31, 1999)(a)
 Advisory Fees..............................................      0.65%         0.75%        0.75%         0.42%
 Administration Fees........................................        --            --           --          0.25%
 Other Expenses.............................................      0.05%         0.13%        0.11%         1.12%
 Total Fund Annual Expenses.................................      0.70%(e)      0.88%        0.86%         1.79%(f)


                                                                                VAN ECK
                                                              T. ROWE PRICE    WORLDWIDE
                                                              EQUITY INCOME   HARD ASSETS
                                                              -------------   -----------
OWNER TRANSACTION EXPENSES
                                                              Payment Year 6; and 0%
 Surrender Charge (as a % of amount withdrawn)..............  thereafter.
                                                              to charge up to $30 for
                                                              each transfer in excess of
                                                              12 transfers per Policy
 Transfer Fee...............................................  Year.
 Annual Policy Service Charge...............................  Accumulation Value.
SEPARATE ACCOUNT ANNUAL EXPENSES
 (as a % of average account value)
 Mortality and Expense Risk Fees............................      1.25%          1.25%
 Administration Fees........................................      0.15%          0.15%
 Total Separate Account Annual Expenses.....................      1.40%          1.40%
FUND ANNUAL EXPENSES AFTER REIMBURSEMENT
 (as a % of average net assets for the fiscal year ended
   December 31, 1999)(a)
 Advisory Fees..............................................      0.85%(g)       1.00%
 Administration Fees........................................        --             --
 Other Expenses.............................................        --           0.26%
 Total Fund Annual Expenses.................................      0.85%          1.26%

------------
(c) "Other Expenses" reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly would be 0.86% for Social Balanced Portfolio. Total expenses have been restated to reflect expenses expected to be incurred in 2000.
(d) Through arrangements with certain funds or FMR on behalf of certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, total operating expenses presented in the table would have been 0.67% for the Fidelity VIP II Contrafund(R) Portfolio and 0.57% for the Fidelity VIP Equity-Income Portfolio.
(e) Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for Worldwide Growth and Balanced portfolios. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreement. All expenses are shown without the effect of any expense offset arrangements.
(f) Morgan Stanley Asset Management has voluntarily agreed to waive its "Advisory Fees" and/or reimburse the Portfolio, if necessary, to the extent that the "Total Fund Annual Expenses" of the Portfolio exceeds 1.75% of average daily net assets. For purposes of determining the amount of the voluntary advisory fee waiver and/or reimbursement, if any, the portfolio's annual operating expenses include certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed which were 0.04% of the average daily net assets for 1999. The fee waivers and reimbursements described above may be terminated by Morgan Stanley Asset Management at any time without notice. Absent such reductions, "Advisory Fees," "Administration Fees" and "Total Fund Annual Expenses" would have been 1.25%, 0.25% and 2.62% respectively.
(g) The "Advisory Fees" include the ordinary operating expenses of the Fund.

EXAMPLES(1)

     The table below will help you to understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the Separate Account and the Funds. However, the table does not reflect optional charges under the policy. Charges and expenses may be higher or lower in future years. For more information on the charges reflected in this table, see "Charges and Deductions" at page 26 and the Fund prospectuses which accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct premium taxes on surrender of the policy or on the Annuity Commencement Date.

     You would pay the following expenses on a $1,000 investment in one of the Investment Divisions listed, assuming a 5% annual return on assets:

        1. If you surrender your policy at the end of the stated time period:

                                                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                       --------   --------   --------   --------
                MainStay VP Capital Appreciation.....................  $ 88.45    $141.35    $176.58    $268.05
                MainStay VP Cash Management..........................  $ 87.39    $138.19    $171.21    $256.70
                MainStay VP Convertible..............................  $ 89.31    $143.93    $180.96    $277.23
                MainStay VP Government...............................  $ 88.16    $140.49    $175.12    $264.97
                MainStay VP High Yield Corporate Bond................  $ 87.96    $139.91    $174.14    $262.90
                MainStay VP International Equity.....................  $ 92.76    $154.20    $198.30    $313.16
                MainStay VP Total Return.............................  $ 88.07    $140.21    $174.64    $263.94
                MainStay VP Value....................................  $ 88.54    $141.64    $177.07    $269.08
                MainStay VP Bond.....................................  $ 87.30    $137.91    $170.72    $255.68
                MainStay VP Growth Equity............................  $ 87.20    $137.61    $170.23    $254.63
                MainStay VP Indexed Equity...........................  $ 85.95    $133.87    $163.84    $241.05
                American Century Income & Growth.....................  $ 90.64    $147.93    $187.73    $291.36
                Dreyfus Large Company Value..........................  $ 91.61    $150.79    $192.56    $301.34
                Eagle Asset Management Growth Equity.................  $ 90.64    $147.93    $187.73    $291.36
                Lord Abbett Developing Growth........................  $ 91.61    $150.79    $192.56    $301.34
                Alger American Small Capitalization..................  $ 91.13    $149.37    $190.15    $296.37
                Calvert Social Balanced..............................  $ 91.03    $149.07    $189.66    $295.36
                Fidelity VIP II Contrafund(R)........................  $ 88.73    $142.22    $178.05    $271.13
                Fidelity VIP Equity-Income...........................  $ 87.87    $139.63    $173.65    $261.87
                Janus Aspen Series Balanced..........................  $ 88.93    $142.78    $179.01    $273.16
                Janus Aspen Series Worldwide Growth..................  $ 89.21    $143.64    $180.48    $276.22
                MFS(R) Growth With Income Series.....................  $ 90.93    $148.79    $189.18    $294.36
                MFS(R) Research Series...............................  $ 90.75    $148.23    $188.24    $292.37
                Morgan Stanley UIF Emerging Markets Equity...........  $ 99.65    $174.52    $232.22    $381.31
                T. Rowe Price Equity Income..........................  $ 90.64    $147.93    $187.73    $291.36
                Van Eck Worldwide Hard Assets........................  $ 94.58    $159.60    $207.36    $331.63

        2. If you annuitize your policy at the end of the stated time period:

                MainStay VP Capital Appreciation.....................  $ 88.45    $ 73.27    $125.37    $268.05
                MainStay VP Cash Management..........................  $ 87.39    $ 69.88    $119.71    $256.70
                MainStay VP Convertible..............................  $ 89.31    $ 76.03    $129.98    $277.23
                MainStay VP Government...............................  $ 88.16    $ 72.34    $123.82    $264.97
                MainStay VP High Yield Corporate Bond................  $ 87.96    $ 71.73    $122.79    $262.90
                MainStay VP International Equity.....................  $ 92.76    $ 87.02    $148.22    $313.16

                MainStay VP Total Return.............................  $ 88.07    $ 72.05    $123.32    $263.94
                MainStay VP Value....................................  $ 88.54    $ 73.58    $125.89    $269.08
                MainStay VP Bond.....................................  $ 87.30    $ 69.58    $119.20    $255.68
                MainStay VP Growth Equity............................  $ 87.20    $ 69.26    $118.68    $254.63
                MainStay VP Indexed Equity...........................  $ 85.95    $ 65.26    $111.96    $241.05
                American Century Income & Growth.....................  $ 90.64    $ 80.31    $137.10    $291.36

---------------
(1) For purposes of calculating these examples, we have expressed the annual policy service charge as an annual percentage of assets based on the average size of policies having an Accumulation Value of less than $20,000 on December 31, 1999. This calculation method reasonably reflects the annual policy service charges applicable to policies having an Accumulation Value of less than $20,000. The annual policy service charge does not apply to policies having an Accumulation Value of $20,000 or greater. The expenses shown, therefore, would be slightly lower if your policy's Accumulation Value is $20,000 or greater.

                                                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                       --------   --------   --------   --------
                Dreyfus Large Company Value..........................  $ 91.61    $ 83.38    $142.18    $301.34
                Eagle Asset Management Growth Equity.................  $ 90.64    $ 80.31    $137.10    $291.36
                Lord Abbett Developing Growth........................  $ 91.61    $ 83.38    $142.18    $301.34
                Alger American Small Capitalization..................  $ 91.13    $ 81.86    $139.64    $296.37
                Calvert Social Balanced..............................  $ 91.03    $ 81.54    $139.13    $295.36
                Fidelity VIP II Contrafund(R)........................  $ 88.73    $ 74.19    $126.92    $271.13
                Fidelity VIP Equity-Income...........................  $ 87.87    $ 71.42    $122.28    $261.87
                Janus Aspen Series Balanced..........................  $ 88.93    $ 74.80    $127.93    $273.16
                Janus Aspen Series Worldwide Growth..................  $ 89.21    $ 75.72    $129.47    $276.22
                MFS(R) Growth With Income Series.....................  $ 90.93    $ 81.23    $138.62    $294.36
                MFS(R) Research Series...............................  $ 90.75    $ 80.63    $137.63    $292.37
                Morgan Stanley UIF Emerging Markets Equity...........  $ 99.65    $108.79    $183.92    $381.31
                T. Rowe Price Equity Income..........................  $ 90.64    $ 80.31    $137.10    $291.36
                Van Eck Worldwide Hard Assets........................  $ 94.58    $ 92.81    $157.76    $331.63

        3. If you do not surrender your policy:

                MainStay VP Capital Appreciation.....................  $ 23.80    $ 73.27    $125.37    $268.05
                MainStay VP Cash Management..........................  $ 22.67    $ 69.88    $119.71    $256.70
                MainStay VP Convertible..............................  $ 24.72    $ 76.03    $129.98    $277.23
                MainStay VP Government...............................  $ 23.49    $ 72.34    $123.82    $264.97
                MainStay VP High Yield Corporate Bond................  $ 23.28    $ 71.73    $122.79    $262.90
                MainStay VP International Equity.....................  $ 28.39    $ 87.02    $148.22    $313.16
                MainStay VP Total Return.............................  $ 23.39    $ 72.05    $123.32    $263.94
                MainStay VP Value....................................  $ 23.90    $ 73.58    $125.89    $269.08
                MainStay VP Bond.....................................  $ 22.57    $ 69.58    $119.20    $255.68
                MainStay VP Growth Equity............................  $ 22.46    $ 69.26    $118.68    $254.63
                MainStay VP Indexed Equity...........................  $ 21.14    $ 65.26    $111.96    $241.05
                American Century Income & Growth.....................  $ 26.14    $ 80.31    $137.10    $291.36
                Dreyfus Large Company Value..........................  $ 27.17    $ 83.38    $142.18    $301.34
                Eagle Asset Management Growth Equity.................  $ 26.14    $ 80.31    $137.10    $291.36
                Lord Abbett Developing Growth........................  $ 27.17    $ 83.38    $142.18    $301.34
                Alger American Small Capitalization..................  $ 26.66    $ 81.86    $139.64    $296.37
                Calvert Social Balanced..............................  $ 26.55    $ 81.54    $139.13    $295.36
                Fidelity VIP II Contrafund(R)........................  $ 24.10    $ 74.19    $126.92    $271.13
                Fidelity VIP Equity-Income...........................  $ 23.18    $ 71.42    $122.28    $261.87
                Janus Aspen Series Balanced..........................  $ 24.31    $ 74.80    $127.93    $273.16
                Janus Aspen Series Worldwide Growth..................  $ 24.62    $ 75.72    $129.47    $276.22
                MFS(R) Growth With Income Series.....................  $ 26.45    $ 81.23    $138.62    $294.36
                MFS(R) Research Series...............................  $ 26.25    $ 80.63    $137.63    $292.37
                Morgan Stanley UIF Emerging Markets Equity...........  $ 35.75    $108.79    $183.92    $381.31
                T. Rowe Price Equity Income..........................  $ 26.14    $ 80.31    $137.10    $291.36
                Van Eck Worldwide Hard Assets........................  $ 30.34    $ 92.81    $157.76    $331.63

THESE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE PERFORMANCE OR EXPENSES. THE ACTUAL EXPENSES PAID OR PERFORMANCE ACHIEVED MAY BE GREATER OR LESS THAN THOSE SHOWN.

           QUESTIONS AND ANSWERS ABOUT LIFESTAGES(R) VARIABLE ANNUITY

     NOTE: THE FOLLOWING SECTION CONTAINS BRIEF QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE LIFESTAGES(R) VARIABLE ANNUITY. YOU SHOULD REFER TO THE BODY OF THIS PROSPECTUS FOR MORE DETAILED INFORMATION.

1. WHAT IS NEW YORK LIFE LIFESTAGES(R) VARIABLE ANNUITY?

     A New York Life LifeStages(R) Variable Annuity is a Flexible Premium Deferred Variable Retirement Annuity policy. NYLIAC issues the policy. You may allocate premium payments to one or more of the Investment Divisions of the Separate Account, or to the Fixed Account. In addition, in states where approved, for applications signed on or after May 19, 2000, you may also allocate premium payments to one or more DCA Advantage Plan Accounts. The Accumulation Value will fluctuate according to the performance of the Investment Divisions selected and the interest credited to the amounts in the Fixed Account and the DCA Advantage Plan Accounts.

2. WHERE CAN I ALLOCATE MY PREMIUM PAYMENTS?

     (a) You can allocate your premium payments to one or more of the following Allocation Alternatives:

        (i) SEPARATE ACCOUNT

             The Separate Account currently consists of twenty-six Investment Divisions. They are listed on the first page of this Prospectus. When you allocate a premium payment to one of the Investment Divisions, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund.

        (ii) FIXED ACCOUNT

             Each premium payment, or the portion of any premium payment, you allocate to the Fixed Account will reflect a fixed interest rate. (See "The Fixed Account" at page 33.)

     (b) In states where approved, for applications signed on or after May 19, 2000, you can also allocate your premium payments to the DCA Advantage Plan. The DCA Advantage Plan consists of three DCA Advantage Plan Accounts: a 6-month, 12-month and an 18-month account. NYLIAC will credit interest to amounts held in the DCA Advantage Plan Accounts at rates we have set in advance. The DCA Advantage Plan allows you to set up automatic dollar cost averaging from the DCA Advantage Plan Accounts into the Investment Divisions and/or the Fixed Account. (See "The DCA Advantage Plan" at page 23.) You should check with your registered representative to determine if the DCA Advantage Plan has been approved in your state.

3. CAN I MAKE TRANSFERS AMONG THE INVESTMENT DIVISIONS AND THE FIXED ACCOUNT?

     You can transfer all or part of the Accumulation Value of your policy between the Investment Divisions or from the Investment Divisions to the Fixed Account at least 30 days before the Annuity Commencement Date. The maximum amount you are allowed to transfer from the Fixed Account during any Policy Year is 20%. (See "The Fixed Account" at page 33). Generally, you can transfer a minimum amount of $500, unless we agree otherwise. You can make unlimited transfers each Policy Year. (See "Transfers" at page 22.)

     You can make transfers to the investment divisions, from the Fixed Account and the DCA Advantage Plan Accounts (for applications signed on or after May 19, 2000), although certain restrictions may apply. (See "The Fixed Account" at page 33 and "The DCA Advantage Plan Accounts" at page 24). In addition, you can request transfers through the traditional Dollar Cost Averaging, Automatic Asset Reallocation or Interest Sweep options described at pages 23, 24, and 25 of this Prospectus. You may not transfer money into the Fixed Account if you transferred money out of the Fixed Account during the previous six-month period.

4. WHAT CHARGES ARE ASSESSED AGAINST THE POLICY?

     Before the date we start making Income Payments to you, we will deduct a policy service charge on each Policy Anniversary or upon surrender of the policy if on that date the Accumulation Value is below $20,000. This charge will be the lesser of $30 or 2% of the Accumulation Value at the end of the Policy Year or on the date of surrender. In addition, we deduct on a daily basis a charge for policy administration expenses. This charge is equal, on an annual basis, to
 .15% of the net asset value of the Separate Account. (See "Other Charges" at page 27.)

     The policies are also subject to a charge for certain mortality and expense risks NYLIAC assumes. We also deduct this charge on a daily basis. This charge is equal, on an annual basis, to 1.25% of the net asset value of the Separate Account. (See "Other Charges" at page 27.)

     We impose a surrender charge on certain partial withdrawals or surrenders of the policies. This charge is assessed as a percentage of the amount of premium payment withdrawn during the first six Payment Years following each premium payment. We keep track of each premium payment and assess a charge based on the length of time a premium payment is in your policy before it is withdrawn. The percentage declines after the first three Payment Years as follows:

                        PAYMENT YEAR                          SURRENDER CHARGE
                        ------------                          ----------------
1...........................................................         7%
2...........................................................         7%
3...........................................................         7%
4...........................................................         6%
5...........................................................         5%
6...........................................................         4%
7+..........................................................         0%

     For purposes of calculating the surrender charge, we treat withdrawals as coming from the oldest premium payment first (on a first-in, first-out basis).

     FOR APPLICATIONS SIGNED BEFORE MAY 19, 2000, you can make withdrawals from the policy free of surrender charges based on certain limitations. In any one Policy Year, you may withdraw free of a surrender charge up to 10% of the Accumulation Value at the time of the withdrawal ("10% Window"). In addition, for policies with total premium payments of $100,000 or more, you may withdraw free of a surrender charge the greater of (a) the 10% Window or (b) the Accumulation Value of the policy less the accumulated premium payments. (See "Surrender Charges" at page 26 and "Exceptions to Surrender Charges" at page 27.)

     FOR APPLICATIONS SIGNED ON OR AFTER MAY 19, 2000, you can make withdrawals from the policy free of surrender charges based on certain limitations. In any one Policy Year, you may withdraw free of a surrender charge the greater of (a) up to 10% of the Accumulation Value at the time of the withdrawal or (b) the Accumulation Value of the policy less the accumulated premium payments. (See "Surrender Charges" at page 26 and "Exceptions to Surrender Charges" at page 27.)

     Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which are attached to this Prospectus.)

5. WHAT ARE THE MINIMUM INITIAL AND MAXIMUM ADDITIONAL PREMIUM PAYMENTS?

     Unless we permit otherwise, the minimum initial premium payment is $2,000 for Qualified Policies and $5,000 for Non-Qualified Policies. You can make additional premium payments of at least $500 or such lower amount as we may permit at any time. You have a choice of sending premium payments directly to NYLIAC or through pre-authorized monthly deductions from banks, credit unions or similar accounts. We may agree to other methods of payment. The maximum aggregate amount of premium payments we accept is $1,000,000, without prior approval. For Qualified Policies, you may not make premium payments in excess of the amount permitted by law for the plan.

6. HOW ARE PREMIUM PAYMENTS ALLOCATED?

     In states where approved, for applications signed on or after May 19, 2000, we will allocate the initial premium payment immediately to the Investment Divisions, Fixed Account and DCA Advantage Plan Accounts you have selected. Otherwise except for premium payments or portions of premium payments applied to the Fixed Account, and for applications signed on or after May 19, 2000, the DCA Advantage Plan Accounts, we will hold the initial premium payment in the MainStay VP Cash Management Investment Division for 15 days after we issue the policy. At the end of this period, we will allocate the premium payment to the Investment Divisions you have selected. We will apply initial premium payments allocated to the Fixed Account or for applications signed on or after May 19, 2000, the DCA Advantage Plan Accounts immediately. Please check with your registered representative to determine how we will allocate the initial premium payment under your policy. Subsequent premium payments will be allocated at the close of the Business Day on which they are received.

     You may allocate each premium payment in up to 18 Investment Divisions, and DCA Advantage Plan Accounts (for applications signed on or after May 19, 2000 in states where approved), plus the Fixed Account (See "Automatic Asset Reallocation" at page 24). Moreover, you may raise or lower the percentages of the premium payment (which must be in whole number percentages) you place in each

Allocation Alternative at the time you make a premium payment. However, any change to your allocations may not result in the Accumulation Value being allocated to more than 18 Investment Divisions plus the Fixed Account. The minimum amount which you may place in any one Allocation Alternative is $25, or such lower amount as we may permit. We reserve the right to limit the amount of a premium payment that you may place in any one Allocation Alternative and the number of Investment Divisions to which you allocate your Accumulation Value.

7. WHAT HAPPENS IF PREMIUM PAYMENTS ARE NOT MADE?

     If we do not receive any premium payments for a period of two years, and both the Accumulation Value of your policy and your total premium payments less any withdrawals and surrender charges are less than $2,000, we reserve the right to terminate your policy. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

8. CAN I WITHDRAW MONEY FROM THE POLICY BEFORE THE ANNUITY COMMENCEMENT DATE?

     You may make withdrawals from your policy before the Annuity Commencement Date and while the Annuitant is still alive. Your withdrawal request must be in a form that is acceptable to us. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under age 59 1/2. (See "Distributions Under the Policy" at page 28 and "Federal Tax Matters" at page 34.)

9. HOW WILL NYLIAC MAKE INCOME PAYMENTS ON THE ANNUITY COMMENCEMENT DATE?

     We will make Income Payments on a fixed basis. We do not currently offer a variable income payment option. We will make payments under the Life Income Payment Option over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. Income Payments will always be the same specified amount. (See "Income Payments" at page 31.) We may offer other options, at our discretion, where permitted by state law.

10. WHAT HAPPENS IF I DIE OR THE ANNUITANT DIES BEFORE THE ANNUITY COMMENCEMENT DATE?

     If you or the Annuitant dies before the Annuity Commencement Date, we will pay the Beneficiary under the policy an amount equal to the greater of:

          (a) the Accumulation Value, less any outstanding loan balance,

          (b) the sum of all premium payments made, less any outstanding loan balance, partial withdrawals and surrender charges previously imposed, or

          (c) the "reset value" (as described on page 30 of this Prospectus) plus any additional premium payments made since the most recent "reset date," less any outstanding loan balance, partial withdrawals and applicable surrender charges since the most recent "reset date."

     If the Beneficiary is the spouse of the Annuitant or the owner, see Question 11. (Also see "Death Before Annuity Commencement" at page 30 and "Federal Tax Matters" at page 34.)

11. WHAT HAPPENS IF MY SPOUSE IS THE BENEFICIARY?

     If you are the owner and Annuitant and you die before the Annuity Commencement Date, your spouse may continue the policy as the new owner and Annuitant if he/she is also the sole Beneficiary (for Non-Qualified, IRA, Roth IRA, TSA or SEP policies only). If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death, or the Annuitant's death.

12. CAN I RETURN THE POLICY AFTER IT IS DELIVERED?

     You can cancel the policy by returning it to us, or to the registered representative through whom you purchased it, within 10 days of delivery of the policy or such longer period as required under state law. For applications signed on or after 5/19/2000, we will return the account value (in states where approved), otherwise you will then receive from us the greater of (i) the initial premium payment less any prior partial withdrawals or (ii) the Accumulation Value on the date we receive the policy, without any deduction for premium taxes or a surrender charge.

13. WHAT ABOUT VOTING RIGHTS?

     You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See "Voting Rights" at page 37.)

14. HOW WILL NYLIAC CALCULATE INVESTMENT PERFORMANCE OF THE SEPARATE ACCOUNT?

     YIELDS. The yield of the MainStay VP Cash Management Investment Division refers to the annualized income generated by an investment in that Investment Division over a specified seven-day period. In calculating the yield, we assume that the income generated for that seven-day period is generated each seven-day period over a 52-week period. The current yield is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned in the Cash Management Investment Division is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. For the seven-day period ended December 31, 1999, the MainStay VP Cash Management Investment Division's yield and effective yield were 4.09% and 4.59%, respectively.

     The yield of the MainStay VP Government, MainStay VP High Yield Corporate Bond or MainStay VP Bond Investment Divisions refers to the annualized income generated in that Investment Division over a specified thirty-day period. In calculating the yield, we assume that the income generated by the investment during that thirty-day period is generated each thirty-day period over a 12-month period. The current yield is shown as a percentage of the investment. For the 30-day period ended December 31, 1999, the annualized yields for the MainStay VP Government, MainStay VP High Yield Corporate Bond and MainStay VP Bond Investment Divisions were 4.34%, 7.32% and 5.19%, respectively.

     The yield calculations do not reflect the effect of any surrender charge that may be applicable to a particular policy. To the extent that the surrender charge is applicable to a particular policy, the yield of that policy will be reduced. Past performance is no indication of future performance. For additional information regarding the yields described above, please refer to the Statement of Additional Information.

     TOTAL RETURN CALCULATIONS. The following tables present performance data for each of the Investment Divisions for periods ending December 31, 1999. The average annual total return (if surrendered) data reflect all Separate Account and Fund annual expenses shown in the Fee Table on pages 4 and 5. The average annual total return (if surrendered) figures assume that the policy is surrendered at the end of the periods shown. The annual policy service charge, which is charged to policies with an Accumulation Value of less than $20,000, is not reflected. This fee, if applicable, would reduce the rates of return. The average annual total return (no surrenders) does not reflect the deduction of any surrender charges. All rates of return include the reinvestment of investment income, including interest and dividends.

     Certain Portfolios existed prior to the date that they were added to an Investment Division of the Separate Account. For periods prior to an Investment Division's inception date, the performance of the Investment Division was derived from the performance of the corresponding Portfolios, as modified to reflect the Separate Account and Fund annual expenses as if the policy had been available during the periods shown. The results shown are not an estimate or guarantee of future investment performance for the Investment Divisions.

                          AVERAGE ANNUAL TOTAL RETURN
                     (FOR PERIODS ENDED DECEMBER 31, 1999)

                                                                                                               MAINSTAY VP
                                             MAINSTAY VP     MAINSTAY VP                                       HIGH YIELD
                                               CAPITAL          CASH        MAINSTAY VP     MAINSTAY VP         CORPORATE
          INVESTMENT DIVISIONS:              APPRECIATION    MANAGEMENT     CONVERTIBLE      GOVERNMENT           BOND
          ---------------------              ------------    -----------    -----------     -----------        -----------
        PORTFOLIO INCEPTION DATE:             1/29/93        1/29/93        10/1/96         1/29/93            5/1/95
-----------------------------------------
   INVESTMENT DIVISION INCEPTION DATE:
   -----------------------------------          5/1/95         5/1/95         10/1/96          5/1/95            5/1/95
AVERAGE ANNUAL TOTAL RETURN (IF SURRENDERED)
1 Year...................................       16.72%         -3.09%         33.01%           -9.17%             4.31%
3 Year...................................       25.63%          1.44%         16.27%            1.80%             5.85%
5 Year...................................       25.94%          2.86%             --            4.66%                --
10 Year..................................           --             --             --               --                --
Since Portfolio Inception................       20.38%          3.20%         16.43%            4.07%             9.40%
Since Investment Division Inception......       24.69%          2.70%         16.43%            3.00%             9.40%
AVERAGE ANNUAL TOTAL RETURN (NO SURRENDERS)
1 Year...................................       23.72%          3.43%         40.01%           -3.07%            11.31%
3 Year...................................       27.09%          3.66%         17.97%            4.01%             7.89%
5 Year...................................       26.34%          3.74%             --            5.48%                --
10 Year..................................           --             --             --               --                --
Since Portfolio Inception................       20.38%          3.20%         17.72%            4.07%            10.16%
Since Investment Division Inception......       25.16%          3.66%         17.72%            3.94%            10.16%


                                             EAGLE ASSET
                                             MANAGEMENT     LORD ABBETT      CALVERT      ALGER AMERICAN
                                               GROWTH       DEVELOPING       SOCIAL           SMALL         FIDELITY VIP II
          INVESTMENT DIVISIONS:                EQUITY         GROWTH        BALANCED      CAPITALIZATION     CONTRAFUND(R)
          ---------------------                ------       -----------     --------      --------------    ---------------
        PORTFOLIO INCEPTION DATE:             5/1/98         5/1/98         9/2/86         9/20/88            1/3/95
-----------------------------------------
   INVESTMENT DIVISION INCEPTION DATE:
   -----------------------------------         5/1/98         5/1/98         5/1/95          10/1/96            10/1/96
AVERAGE ANNUAL TOTAL RETURN (IF SURRENDERED)
1 Year...................................      56.22%         23.36%          3.74%           34.48%            15.57%
3 Year...................................          --             --         12.75%           19.37%            22.84%
5 Year...................................          --             --         15.85%           20.47%                --
10 Year..................................          --             --         10.50%           16.57%                --
Since Portfolio Inception................      43.82%          6.98%         10.11%           19.17%            25.57%
Since Investment Division Inception......      43.82%          6.98%         13.70%           16.28%            23.44%
AVERAGE ANNUAL TOTAL RETURN (NO SURRENDERS)
1 Year...................................      63.22%         30.36%         10.71%           41.48%            22.57%
3 Year...................................          --             --         14.56%           20.99%            24.37%
5 Year...................................          --             --         16.40%           20.95%                --
10 Year..................................          --             --         10.50%           16.57%                --
Since Portfolio Inception................      47.08%         10.94%         10.11%           19.17%            25.97%
Since Investment Division Inception......      47.08%         10.94%         14.36%           17.58%            24.58%

                                                                                                 AMERICAN        DREYFUS
     MAINSTAY VP     MAINSTAY VP                                  MAINSTAY VP    MAINSTAY VP      CENTURY         LARGE
    INTERNATIONAL       TOTAL       MAINSTAY VP    MAINSTAY VP      GROWTH         INDEXED       INCOME &        COMPANY
       EQUITY          RETURN          VALUE          BOND          EQUITY         EQUITY         GROWTH          VALUE
    -------------    -----------    -----------    -----------    -----------    -----------     --------        -------
     5/1/95          1/29/93         5/1/95        1/23/84        1/23/84        1/29/93         5/1/98         5/1/98
       5/1/95          5/1/95         5/1/95         5/1/95         5/1/95         5/1/95         5/1/98         5/1/98
       19.28%           8.44%          0.53%         -8.98%         21.21%         12.07%          8.96%         -1.39%
       14.98%          17.24%          5.04%          1.98%         24.52%         24.00%             --             --
           --          18.14%             --          5.01%         25.22%         25.96%             --             --
           --              --             --          6.11%         16.64%             --             --             --
       13.91%          14.33%         11.18%          7.74%         14.01%         19.48%         10.92%          0.27%
       13.91%          16.71%         11.18%          3.07%         24.19%         23.78%         10.92%          0.27%
       26.28%          15.44%          7.29%         -2.86%         28.21%         19.07%         15.96%          5.24%
       16.71%          18.91%          7.12%          4.17%         26.01%         25.50%             --             --
           --          18.65%             --          5.82%         25.62%         26.36%             --             --
           --              --             --          6.11%         16.64%             --             --             --
       14.57%          14.33%         11.89%          7.74%         14.01%         19.48%         14.78%          4.26%
       14.57%          17.31%         11.89%          4.01%         24.67%         24.26%         14.78%          4.26%

                                                                                   MORGAN
                                    JANUS ASPEN      MFS(R)                      STANLEY UIF      T. ROWE
    FIDELITY VIP     JANUS ASPEN      SERIES         GROWTH         MFS(R)        EMERGING         PRICE         VAN ECK
       EQUITY-         SERIES        WORLDWIDE     WITH INCOME     RESEARCH        MARKETS        EQUITY        WORLDWIDE
       INCOME         BALANCED        GROWTH         SERIES         SERIES         EQUITY         INCOME       HARD ASSETS
    ------------     -----------    -----------    -----------     --------      -----------      -------      -----------
     10/9/86         9/13/93        9/13/93        10/9/95        7/26/95        10/1/96        3/31/94         9/1/89
       10/1/96         10/1/96        10/1/96        5/1/98         5/1/98         10/1/96        5/1/98         5/1/98
       -1.72%          18.04%         55.23%         -1.38%         15.37%         85.97%         -4.13%         12.37%
       11.57%          24.38%         34.16%         15.85%         18.33%         10.71%          9.66%         -9.60%
       16.44%          22.53%         31.43%             --             --             --         16.26%         -0.83%
       12.90%              --             --             --             --             --             --          1.63%
       12.08%          18.95%         27.91%         18.77%         19.94%         10.09%         15.26%          2.35%
       12.42%          23.37%         32.75%          2.48%         14.58%         10.09%         -1.77%         -6.33%
        4.89%          25.04%         62.23%          5.25%         22.37%         92.97%          2.32%         19.37%
       13.42%          25.87%         35.45%         17.57%         19.97%         12.59%         11.57%         -7.62%
       16.98%          22.97%         31.76%             --             --             --         16.80%          0.09%
       12.90%              --             --             --             --             --             --          1.63%
       12.08%          18.95%         27.91%         19.44%         20.54%         11.55%         15.61%          2.35%
       13.82%          24.51%         33.72%          6.54%         18.36%         11.55%          2.13%         -2.61%

     For additional information regarding the total return calculations described above, you should refer to the Statement of Additional Information.

16. ARE POLICY LOANS AVAILABLE?

     If you have purchased your policy in connection with a tax-sheltered annuity "TSA" (Section 403(b)) plan, you may be able to borrow some of your Accumulation Value subject to certain conditions. (See "Loans" at page 32.)

17. HOW DO I CONTACT NYLIAC?

                          GENERAL INQUIRIES AND WRITTEN REQUESTS  PREMIUM PAYMENTS AND LOAN PAYMENTS
REGULAR MAIL              NYLIAC Variable Products Service        NYLIAC Variable Products Service
                          Center                                  Center
                          Madison Square Station                  P.O. Box 19289
                          P.O. Box 922                            Newark, NJ 07195-0289
                          New York, NY 10159                      (or the address indicated
                                                                  on your quarterly statement)

EXPRESS MAIL              NYLIAC Variable Products Service        NYLIAC Variable Products Service
                          Center                                  Center
                          51 Madison Avenue                       51 Madison Avenue
                          Room 452                                Room 452
                          New York, NY 10010                      New York, NY 10010

CUSTOMER SERVICE          (800) 598-2019
AND UNIT VALUES

                              FINANCIAL STATEMENTS

     The audited financial statements of NYLIAC (including the auditor's report) for the fiscal years ended December 31, 1999, 1998 and 1997, and of the Separate Account (including the auditor's report) for the period ended December 31, 1999 are included in the Statement of Additional Information.

                        CONDENSED FINANCIAL INFORMATION

     The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for each fiscal year ended December 31 presented below have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report on the related financial statements appears in the Statement of Additional Information. Values and units shown are for full year periods, except where indicated. This information should be read in conjunction with the Separate Account financial statements and notes thereto which appear in the Statement of Additional Information.

                                          MAINSTAY VP                                    MAINSTAY VP
                                     CAPITAL APPRECIATION                              CASH MANAGEMENT
                          -------------------------------------------   ---------------------------------------------
                           1999     1998     1997     1996    1995(A)    1999      1998      1997     1996    1995(A)
                           -----    -----    -----    -----    -----      -----     -----    -----    -----    -----
Accumulation Unit value
 (beginning of
 period)................  $23.09   $16.95   $13.92   $11.89   $10.00    $  1.14   $  1.10   $ 1.06   $ 1.03   $ 1.00
Accumulation Unit value
 (end of period)........  $28.55   $23.09   $16.95   $13.92   $11.89    $  1.18   $  1.14   $ 1.10   $ 1.06   $ 1.03
Number of units
 outstanding
 (in 000s) (end of
 period)................  23,024   15,940   11,001    6,949      951    248,786   105,842   43,157   32,709   13,190

                                     MAINSTAY VP                               MAINSTAY VP
                                     CONVERTIBLE                               GOVERNMENT
                          ----------------------------------   -------------------------------------------
                           1999     1998     1997    1996(B)    1999     1998     1997     1996    1995(A)
                           -----    -----    -----    -----     -----    -----    -----    -----    -----
Accumulation Unit value
 (beginning of
 period)................  $12.14   $11.78   $10.35   $10.00    $12.37   $11.51   $10.66   $10.57   $10.00
Accumulation Unit value
 (end of period)........  $17.00   $12.14   $11.78   $10.35    $11.98   $12.37   $11.51   $10.66   $10.57
Number of units
 outstanding
 (in 000s) (end of
 period)................   3,826    3,139    2,205    1,250     5,008    3,208    1,103      855      178

                                          MAINSTAY VP
                                          HIGH YIELD                                    MAINSTAY VP
                                        CORPORATE BOND                             INTERNATIONAL EQUITY
                          -------------------------------------------   -------------------------------------------
                           1999     1998     1997     1996    1995(A)    1999     1998     1997     1996    1995(A)
                          -----    -----    -----    -----    ------    -----    -----    -----    -----    ------
Accumulation Unit value
 (beginning of
 period)................  $14.12   $13.95   $12.52   $10.83   $10.00    $14.95   $12.32   $11.88   $10.90   $10.00
Accumulation Unit value
 (end of period)........  $15.72   $14.12   $13.95   $12.52   $10.83    $18.88   $14.95   $12.32   $11.88   $10.90
Number of units
 outstanding
 (in 000s) (end of
 period)................  25,509   21,960   14,577    6,539      648     1,204    1,012      932      692       67


                                          MAINSTAY VP                                   MAINSTAY VP
                                         TOTAL RETURN                                      VALUE
                          -------------------------------------------   -------------------------------------------
                           1999     1998     1997     1996    1995(A)    1999     1998     1997     1996    1995(A)
                          -----    -----    -----    -----    ------    -----    -----    -----    -----    ------
Accumulation Unit value
 (beginning of
 period)................  $18.28   $14.58   $12.55   $11.36   $10.00    $15.76   $16.67   $13.76   $11.32   $10.00
Accumulation Unit value
 (end of period)........  $21.09   $18.28   $14.58   $12.55   $11.36    $16.91   $15.76   $16.67   $13.76   $11.32
Number of units
 outstanding
 (in 000s) (end of
 period)................  14,509   11,136    7,629    5,154      665     9,782   10,004    7,236    3,377      432

                                          MAINSTAY VP                                   MAINSTAY VP                   MAINSTAY VP
                                             BOND                                      GROWTH EQUITY                  INDEXED EQUITY
                          -------------------------------------------   -------------------------------------------   ------
                           1999     1998     1997     1996    1995(A)    1999     1998     1997     1996    1995(A)    1999
                           -----    -----    -----    -----    -----     -----    -----    -----    -----    -----     -----
Accumulation Unit value
 (beginning of
 period)................  $12.37   $11.50   $10.64   $10.57   $10.00    $21.87   $17.52   $14.01   $11.42   $10.00    $23.19
Accumulation Unit value
 (end of period)........  $12.02   $12.37   $11.50   $10.64   $10.57    $28.02   $21.87   $17.52   $14.01   $11.42    $27.60
Number of units
 outstanding
 (in 000s) (end of
 period)................   6,871    4,993    1,981    1,193      173    11,321    8,239    4,979    2,276      241    24,805

                                                                   AMERICAN
                                                                   CENTURY            DREYFUS          EAGLE ASSET
                                   MAINSTAY VP
                                  INDEXED EQUITY
                          ----------------------------------   ----------------   ----------------   ----------------
                           1998     1997     1996    1995(A)    1999    1998(C)    1999    1998(C)    1999    1998(C)
                           -----    -----    -----    -----     -----    -----     -----    -----     -----    -----
Accumulation Unit value
 (beginning of
 period)................  $18.30   $13.97   $11.58   $10.00    $10.86   $10.00    $10.19   $10.00    $11.68   $10.00
Accumulation Unit value
 (end of period)........  $23.19   $18.30   $13.97   $11.58    $12.59   $10.86    $10.72   $10.19    $19.06   $11.68
Number of units
 outstanding
 (in 000s) (end of
 period)................  17,575    9,982    4,327      358     3,997    2,263     2,397    1,629     2,730    1,408


                            LORD ABBETT
                             DEVELOPING
                               GROWTH
                          ----------------
                           1999    1998(C)
                           -----    -----
Accumulation Unit value
 (beginning of
 period)................  $ 9.12   $10.00
Accumulation Unit value
 (end of period)........  $11.89   $ 9.12
Number of units
 outstanding
 (in 000s) (end of
 period)................   2,276    1,573

------------
(a) For the period May 1, 1995 (commencement of operations) through December 31, 1995.
(b) For the period October 1, 1996 (commencement of operations) through December 31, 1996.
(c) For the period May 1, 1998 (commencement of operations) through December 31, 1998.

                                    ALGER AMERICAN
                                        SMALL                                    CALVERT                     FIDELITY VIP II
                                    CAPITALIZATION                           SOCIAL BALANCED                  CONTRAFUND(R)
                          ----------------------------------   -------------------------------------------   ---------------
                           1999     1998     1997    1996(B)    1999     1998     1997     1996    1995(A)    1999     1998
                            ----     ----     ----     ----      ----     ----     ----     ----     ----      ----     ----
Accumulation Unit value
 (beginning of
 period)................  $11.97   $10.51   $ 9.57   $10.00    $16.92   $14.76   $12.46   $11.22   $10.00    $16.68   $13.01
Accumulation Unit value
 (end of period)........  $16.93   $11.97   $10.51   $ 9.57    $18.72   $16.92   $14.76   $12.46   $11.22    $20.44   $16.68
Number of units
 outstanding
 (in 000s) (end of
 period)................   3,063    1,904    1,060      125       987      594      282      123       17    12,004    7,022


                        FIDELITY VIP II
                           CONTRAFUND(R)               EQUITY-INCOME
                          ----------------   ----------------------------------
                           1997    1996(B)    1999     1998     1997    1996(B)
                            ----     ----      ----     ----     ----     ----
Accumulation Unit value
 (beginning of
 period)................  $10.63   $10.00    $14.53   $13.20   $10.45   $10.00
Accumulation Unit value
 (end of period)........  $13.01   $10.63    $15.23   $14.53   $13.20   $10.45
Number of units
 outstanding
 (in 000s) (end of
 period)................   3,079      241     8,139    5,850    2,267      149

                                                                             JANUS                       MFS(R)
                                        JANUS                             ASPEN SERIES                   GROWTH
                                     ASPEN SERIES                          WORLDWIDE                  WITH INCOME
                                       BALANCED                              GROWTH                      SERIES
                          ----------------------------------   ----------------------------------   ----------------
                           1999     1998     1997    1996(B)    1999     1998     1997    1996(B)    1999    1998(C)
                            ----     ----     ----     ----      ----     ----     ----     ----      ----     ----
Accumulation Unit value
 (beginning of
 period)................  $16.32   $12.32   $10.24   $10.00    $15.86   $12.48   $10.36   $10.00    $10.57   $10.00
Accumulation Unit value
 (end of period)........  $20.40   $16.32   $12.32   $10.24    $25.73   $15.86   $12.48   $10.36    $11.12   $10.57
Number of units
 outstanding
 (in 000s) (end of
 period)................  16,575    6,418    2,043      125    12,816    7,855    4,392      269     1,685      435


                               MFS(R)               MORGAN STANLEY UIF            T. ROWE PRICE         VAN ECK
                              RESEARCH                   EMERGING                     EQUITY        WORLDWIDE HARD
                               SERIES                 MARKETS EQUITY                  INCOME            ASSETS
                          ----------------   ---------------------------------   ----------------   ---------------
                           1999    1998(C)    1999    1998     1997    1996(B)    1999    1998(C)   1999    1998(C)
                            ----     ----      ----    ----     ----     ----      ----     ----     ----     ----
Accumulation Unit value
 (beginning of
 period)................  $10.83   $10.00    $ 7.40   $9.89   $10.00   $10.00    $10.13   $10.00    $8.02   $10.00
Accumulation Unit value
 (end of period)........  $13.25   $10.83    $14.27   $7.40   $ 9.89   $10.00    $10.36   $10.13    $9.57   $ 8.02
Number of units
 outstanding
 (in 000s) (end of
 period)................     999      252     1,659     841      827       80     2,387      995      216       53

------------
(a) For the period May 1, 1995 (commencement of operations) through December 31, 1995.
(b) For the period October 1, 1996 (commencement of operations) through December 31, 1996.
(c) For the period May 1, 1998 (commencement of operations) through December 31, 1998.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            AND THE SEPARATE ACCOUNT

     NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies we describe in this Prospectus, NYLIAC offers other life insurance policies and annuities.

     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $29.669 billion at the end of 1999. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

     THE SEPARATE ACCOUNT

     The Separate Account was established on November 30, 1994, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940. The Securities and Exchange Commission, however, does not supervise the management, or the investment practices or policies, of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from our other assets. The Separate Account assets are not chargeable with liabilities incurred in any of NYLIAC's other business operations (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or charged against the assets of the Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the Fixed Account, the DCA Accounts and any other separate account of NYLIAC.

     The Separate Account currently has 26 Investment Divisions. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the relevant Fund.

     THE PORTFOLIOS

     The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. Portfolios described in this prospectus are different from portfolios available directly to the general public. Investment results may differ.

     WE OFFER NO ASSURANCE THAT ANY OF THE ELIGIBLE PORTFOLIOS WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.

     The Funds also make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called "mixed funding." Except for MainStay VP Series Fund, all other Funds also make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called "shared funding." Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various contracts participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

     We provide certain services to you in connection with the investment of premium payments in the Investment Divisions, which, in turn, invest in the Eligible Portfolios. These services include, among others, providing information about the Eligible Portfolios. We receive a service fee from the investment advisers or other service providers of some of the Funds in return for providing services of this type. Currently, we receive service fees at annual rates ranging from .10% to .21% of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions.

     The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:
--------------------------------------------------------------------------------


FUND                                INVESTMENT ADVISERS                 ELIGIBLE PORTFOLIOS
                                    -                                   -
MainStay VP Series Fund, Inc.       MacKay Shields LLC                  MainStay VP Capital Appreciation; MainStay VP
                                                                        Cash Management; MainStay VP Convertible;
                                                                        MainStay VP Government; MainStay VP High
                                                                        Yield Corporate Bond; MainStay VP
                                                                        International Equity; MainStay VP Total
                                                                        Return; MainStay VP Value
MainStay VP Series Fund, Inc.       Monitor Capital Advisors LLC        MainStay VP Indexed Equity
MainStay VP Series Fund, Inc.       Madison Square Advisors LLC         MainStay VP Bond;
                                                                        MainStay VP Growth Equity
MainStay VP Series Fund, Inc.       New York Life                       MainStay VP American Century
                                    Insurance Company                   Income & Growth;
                                                                        MainStay VP Dreyfus Large Company Value;
                                                                        MainStay VP Eagle Asset Management Growth
                                                                        Equity;
                                                                        MainStay VP Lord Abbett Developing Growth
The Alger American Fund             Fred Alger Management, Inc.         Alger American Small Capitalization
Calvert Variable Series, Inc.       Calvert Asset Management Company,   Calvert Social Balanced
                                    Inc.
Fidelity Variable Insurance         Fidelity Management and Research    Fidelity VIP II Contrafund(R)
Products Fund II                    Company
Fidelity Variable Insurance         Fidelity Management and Research    Fidelity VIP Equity-Income
Products Fund                       Company
Janus Aspen Series                  Janus Capital Corporation           Janus Aspen Series Balanced;
                                                                        Janus Aspen Series Worldwide Growth
MFS(R) Variable Insurance           MFS Investment Management(R)        MFS(R) Growth With Income Series; MFS(R)
Trust(SM)                                                               Research Series
The Universal Institutional Funds,  Morgan Stanley Asset Management     Morgan Stanley UIF Emerging Markets Equity
Inc.
T. Rowe Price Equity Series, Inc.   T. Rowe Price Associates, Inc.      T. Rowe Price Equity Income
Van Eck Worldwide Insurance Trust   Van Eck Associates Corporation      Van Eck Worldwide Hard Assets

Please refer to the attached prospectuses of the respective Funds for a complete description of the Funds, the investment advisers and the Portfolios. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

     ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

     NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account. To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policy owners.

     We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment or other conditions so warrant. We will make any new Investment Divisions available to existing policy owners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment or other conditions warrant.

     In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.

     REINVESTMENT

     We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

                                  THE POLICIES

     This is a flexible premium policy which means additional premium payments can be made. It is issued on the lives of individual Annuitants.

     The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the Fixed Accumulation Value will also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Funds. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Funds' investments.

     As the owner of the policy, you have the right to (a) change the Beneficiary, (b) name a new owner (on Non-Qualified Policies only) (c) receive Income Payments and (d) name a payee to receive Income Payments. You cannot lose these rights. However, all rights of ownership cease upon your death.

     SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU

     In addition to the policies described in this prospectus, we offer other variable annuities, each having different features, fees and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon and liquidity preferences. The LifeStages(R) Flexible Premium Variable Annuity is designed generally for purchasers with a long time horizon who intend to make multiple contributions to the policy over time. The LifeStages(R) Variable Annuity is designed generally for purchasers with an intermediate time horizon who intend to make a single contribution or a limited number of contributions to the policy. The LifeStages(R) Access Variable Annuity* is designed generally for purchasers with a shorter time horizon. Although there is no surrender charge under a LifeStages(R) Access Variable Annuity, other charges are somewhat higher than those in other policies.

---------------
* For applications signed on or after May 19, 2000, in states where approved.

     The chart below outlines some of the different features for each LifeStages(R) variable annuity we offer. Your registered representative can provide you with a prospectus for one or more of these annuities, which contains more complete information.


                          LIFESTAGES(R) FLEXIBLE              LIFESTAGES(R)          LIFESTAGES(R) ACCESS
                         PREMIUM VARIABLE ANNUITY           VARIABLE ANNUITY         VARIABLE ANNUITY(1)
Fixed Account                       Yes                  Yes (1% additional rate             Yes
                                                      credited to monies deposited
                                                      directly into Fixed Account)
DCA Advantage Plan                  No                Yes (6, 12, 18 month accounts          No
                                                            are available)(1)
Surrender Charge       9 Years (7%, 7%, 7%, 6%, 5%,   6 Years (7%, 7%, 7%, 6%, 5%,           N/A
Period                   4%, 3%, 2%, 1%) (Based on     4%) (Based on each premium
                               policy date)                   payment date)
Death Benefit             3 Year Reset to Age 85        Annual Reset to Age 85(1)    Annual Reset to Age
Guarantee                                                                                    80
Total Separate                    1.40%*                          1.40%                     1.55%
Account Charges
(mortality and
expense risk charge
and administration
fee)
Annual Policy Fee                   $30                            $30                       $40
Minimum Cash Value               $20,000*                        $20,000                   $50,000
Required to Waive
Policy Fee

All policies and features may not be available in all states.
  * May be lower in some states.
(1) For applications signed on or after May 19, 2000, in states where approved.

     QUALIFIED AND NON-QUALIFIED POLICIES

     We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy with after-tax dollars to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy with pre-tax dollars for use with any one of the tax-qualified plans listed below.

     (1) Section 403(b) Tax Sheltered Annuities purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions;

     (2) Section 408 or 408A Individual Retirement Annuities ("IRAs"), including Roth IRAs;

     (3) Section 457 Deferred Compensation Plans.

     Please see "Federal Tax Matters" at page 34 for a detailed description of these plans.

     If you are considering a Qualified Policy, you should be aware that there are fees and charges in an annuity that may not be included in other types of investments which may be more or less costly. However, the fees and charges under the policies are designed to provide for certain payment guarantees and features that may not be available in these other types of investments. They include:

     (1) a Fixed Account option, which features a guaranteed fixed interest rate;

     (2) a death benefit that is payable should you die while the policy is in force, which is reset every three years (every year for applications signed on or after 5/19/2000 in states where approved) and is guaranteed to be at least the amount of your premium payments, less any outstanding loan balance, partial withdrawals and surrender charges;

     (3) the option for your Beneficiary to receive a guaranteed amount of monthly income for his or her lifetime should you die prior to the Annuity Commencement Date;

     (4) the option to receive a guaranteed amount of monthly income for life after the first Policy Year; and

     (5) two riders (an Unemployment Benefit Rider and a Living Needs Benefit Rider), which allow you to withdraw money from your policy without the imposition of surrender charges, subject to the terms of each rider.

     These features are explained in detail in this Prospectus. You should consult with your tax or legal advisor to determine if the policy is suitable for your tax qualified plan.

     POLICY APPLICATION AND PREMIUM PAYMENTS

     You can purchase a policy by completing an application. The application is sent to us with your initial premium payment. If the application is complete and accurate and we have received all other information necessary to process the application, we will credit the initial premium payment within two Business Days after receipt. If we cannot credit the initial premium payment within five Business Days after we receive it because the application is incomplete or inaccurate, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC's retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will offer to refund the initial premium payment immediately. Acceptance of applications is subject to NYLIAC's rules. We reserve the right to reject any application or initial premium payment. Our rules generally require that only one policy owner be named. However, there are exceptions to these rules, such as when the application is related to certain exchanges of in-force annuities in accordance with Section 1035 of the Internal Revenue Code.

     We will allocate the initial premium payments to the Fixed Account or the DCA Advantage Plan Accounts immediately. For applications signed on or after May 19, 2000 in states where approved, we will allocate the initial premium designated to the Investments Divisions you have chosen immediately. For all other policies, we will allocate the initial premium payments designated to Investment Divisions to the MainStay VP Cash Management Investment Division until 15 days after the policy is issued. At the end of this period, we will allocate the premium payments in accordance with your instructions. We credit subsequent premium payments to the policy at the close of the Business Day on which they are deposited by NYLIAC. You are encouraged to send subsequent premium payments directly as indicated on page 14.

     You may allocate premium payments in up to 18 Investment Divisions, and DCA Advantage Plan Accounts (for applications signed on or after May 19, 2000 in states where approved), plus the Fixed Account. Moreover, you may increase or decrease the percentages of premium payments (which must be in whole number percentages) allocated to each Allocation Alternative at the time a premium payment is made. However, any change to the policy's allocations may not result in the Accumulation Value being allocated to more than 18 Investment Divisions plus the Fixed Account.

     Unless we permit otherwise, the minimum initial premium payment is $2,000 for Qualified Policies and $5,000 for Non-Qualified Policies. You may make additional premium payments of at least $500 each or such lower amount as we may permit at any time or by any other method NYLIAC makes available. For residents of the states of Maryland, New Jersey and Washington, however, additional premium payments may only be made until either the Annuitant reaches age 64 or the fourth Policy Year, whichever is later. The currently available methods of payment are direct payments to NYLIAC, pre-authorized monthly deductions from your bank, a credit union or similar accounts and by any other method agreed to by us. You may make premium payments at any time before the Annuity Commencement Date and while you and the Annuitant are living. The maximum aggregate amount of premium payments we accept is $1,000,000 without prior approval. NYLIAC reserves the right to limit the dollar amount of any premium payment.

     For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or by law.

     PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen and charge you a $20.00 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privilege to pay by check or electronically will be suspended until you notify us to reinstate it, and we agree.

     YOUR RIGHT TO CANCEL ("FREE LOOK")

     You may cancel the policy by returning it to us, or to the registered representative through whom you purchased it, within 10 days of delivery of the policy or such longer period as required under state law. In states where approved for applications signed on or after May 19, 2000, you will receive the policy's Accumulation Value on the date we receive the policy, but without any deduction for premium taxes or a surrender charge. This amount may be more or less than your premium payments. Otherwise, you will receive from us the greater of (i) the initial premium payment less any prior partial withdrawals or (ii) the Accumulation Value on the date we receive the policy, but without any deduction for premium taxes or a surrender charge. We will set forth the provision in your policy.

     ISSUE AGES

     We can issue Non-Qualified Policies if both you and the Annuitant are not older than age 85 (age 80 in New York and Pennsylvania). We will accept additional premium payments until either you or the Annuitant reaches the age of 85, unless we agree otherwise. For IRA, Roth IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if the Owner/Annuitant is between the ages of 18 and 80. We will accept additional premium payments until the Owner/Annuitant reaches the age of 80, unless otherwise limited by the terms of a particular plan or unless we agree otherwise.

     TRANSFERS

     You may transfer amounts between Investment Divisions of the Separate Account or to the Fixed Account at least 30 days before the Annuity Commencement Date. In addition, for applications signed on or after May 19, 2000, in states where approved, you can also transfer from the DCA Advantage Plan Accounts. You may not make transfers into the DCA Advantage Plan Accounts. Except in connection with transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options, the minimum that you may transfer from one Investment Division to other Investment Divisions or to the Fixed Account is $500. Except for the Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options, if the value of the remaining Accumulation Units in an Investment Division or the Fixed Account would be less than $500 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

     There is no charge for the first twelve transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of twelve, subject to any applicable state insurance law requirements. Any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation Interest Sweep, and the DCA Advantage Plan options will not count as a transfer toward the twelve transfer limit. You can make transfers from the Fixed Account to the Investment Divisions in connection with the Interest Sweep option and in certain other situations. Transfers into the Fixed Account may be subject to restrictions. (See "Fixed Account" at page 33).

     Your transfer requests must be in writing on a form approved by NYLIAC or by telephone in accordance with established procedures. (See "Procedures for Telephone Transfers" below). We will make transfers from Investment Divisions based on the Accumulation Unit values at the end of the Business Day on which we receive the transfer request. (See "Delay of Payments" at page 31.) Transfers may be limited in connection with Third Party Investment Advisory Arrangements (see page 26).

     PROCEDURES FOR TELEPHONE TRANSFERS

     You may make telephone transfers in two ways: (1) you may directly contact a service representative or (2) you may also request access to an electronic service known as a Voice Response Unit (VRU). The VRU permits you to transfer monies among the Investment Divisions and/or the Fixed Account and change the allocation of future premium payments. You can elect this feature by completing and signing a Telephone Authorization Form. However, we reserve the right to temporarily discontinue the availability of the VRU.

     We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. Before a service representative accepts any request, the caller will be asked for his or her social security number and address. All calls will be recorded. We will assign a personal identification number (PIN) to all policy owners who request VRU access. You must properly enter the PIN before we allow any transactions through the VRU. Furthermore, we will confirm all telephone transactions in writing.

     NYLIAC is not liable for any loss, cost or expense for action on telephone instructions which are believed to be genuine in accordance with these procedures. We must receive telephone transfer requests no later than 4:00 p.m. Eastern Time in order to assure same-day processing. We will process requests received after 4:00 p.m. on the next Business Day.

     DOLLAR COST AVERAGING PROGRAMS

     The main objective of dollar cost averaging is to achieve an average cost per share that is lower than the average price per share during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of low price levels. In states where approved, for policies issued on or after May 19, 2000, NYLIAC will also offer the DCA Advantage Plan under which you may utilize the 6-month, 12-month or 18-month DCA Accounts. (See "The DCA Advantage Plan" at page 24.) We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year.

     We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to move $100 from the Cash Management Investment Division to the MainStay VP Growth Equity Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:


            AMOUNT            ACCUMULATION       ACCUMULATION UNITS
MONTH       TRANSFERRED       UNIT VALUE          PURCHASED
 1             $100              $10.00                10.00
 2             $100              $ 8.00                12.50
 3             $100              $12.50                 8.00
 4             $100              $ 7.50                13.33
Total          $400              $38.00                43.83

                The average unit price is calculated as follows:

 Total share price         $38.00
--------------------   =   ------   =   $9.50
  Number of months           4

                The average unit cost is calculated as follows:

Total amount transferred       $400.00
------------------------   =   -------   =   $9.13
 Total units purchased          43.83

     In this example, you would have paid an average cost of $9.13 per unit while the average price per unit is $9.50.

     (a) Traditional Dollar Cost Averaging

     This option permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Division to any combination of Investment Divisions and/or the Fixed Account. You specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (either monthly, quarterly, semi-annually or annually). You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $5,000 ($2,500 for applications signed on or after May 19, 2000) to elect this option. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

     NYLIAC will make all dollar cost averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). You may specify any day of the month except the 29th, 30th or 31st. In order to process a transfer under our traditional Dollar Cost Averaging option, NYLIAC must have received a request in writing no later than one week prior to the date the transfers are to begin.

     You may cancel the traditional Dollar Cost Averaging option at any time in a written request. NYLIAC may also cancel this option if the Accumulation Value is less than $5,000, or such lower amount as we may determine. You may not elect the traditional Dollar Cost Averaging option if you have selected the Automatic Asset Reallocation option.

     (b) The DCA Advantage Plan

     THE DCA ADVANTAGE PLAN IS AVAILABLE, FOR APPLICATIONS SIGNED ON OR AFTER MAY 19, 2000, AND ONLY IN STATES WHERE APPROVED. This feature permits you to set up automatic dollar cost averaging using the 6-month, 12-month and/or 18-month DCA Advantage Plan Accounts when an initial premium payment or a subsequent premium payment is made. You can request the DCA Advantage Plan in addition to the traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options.

     You can enroll in any one, two or all three DCA Advantage Plan Accounts. You must allocate a minimum of $5,000 in each DCA Advantage Plan Account that is selected. You must specify the Investment Divisions into which transfers from the DCA Advantage Plan Accounts are to be made. However, you may not select a DCA Advantage Plan Account with a duration which would extend beyond the Annuity Commencement Date. Amounts in the DCA Advantage Plan Accounts will be transferred to the Investment Divisions in 6 monthly transfers if the 6-month DCA Advantage Plan Account is selected, in 12-monthly or 4-quarterly transfers if the 12-month DCA Advantage Plan Account is selected or in 18-monthly or 6-quarterly transfers if the 18-month DCA Advantage Plan Account is selected. For monthly transfers, dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day or on the next Business Day (if the day is not a Business Day or does not exist in that month) each subsequent month for the duration of the DCA Advantage Plan Account. For quarterly transfers, dollar cost averaging will begin three months from the date NYLIAC receives the premium payment and transfers will be made on the same day or on the next Business Day (if the day is not a Business Day or does not exist in that month) every subsequent three month period for the duration of the DCA Advantage Plan Account. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly or quarterly transfers and the remaining value in a DCA Advantage Plan Account. For example, the amount of the first monthly transfer out of a 6-month DCA Advantage Plan Account will equal 1/6 of the value of the DCA Advantage Plan Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2 and the balance, respectively, of the value of the DCA Advantage Plan Account on the date of each transfer.

     You may have a 6-month, a 12-month and an 18-month DCA Advantage Plan Account open simultaneously in accordance with established procedures. However, you may not have more than one DCA Advantage Plan Account with the same duration open at the same time. Accordingly, any subsequent premium payment we receive for a duration that is already open will be allocated to that same DCA Advantage Plan Account already opened. The entire value of the DCA Advantage Plan Account will be completely transferred to the Investment Divisions within the duration specified. For example, if you allocate an initial premium payment to the 12-month DCA Advantage Plan Account under which the 12-month term will end on December 31, 2000 and you make a subsequent premium payment to the 12-month DCA Advantage Plan Account before December 31, 2000, we will allocate the subsequent premium payment to the same 12-month DCA Advantage Plan Account already opened and transfer the entire value of the 12-month DCA Advantage Plan Account to the Investment Divisions by December 31, 2000 even though a portion of the money was not in that DCA Advantage Plan Account for the entire 12-month period.

     You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Plan Accounts. We will make partial withdrawals and transfers first from the DCA Accumulation Value attributed to the initial premium payment and then from the DCA Accumulation Value attributed to subsequent allocations in the order received.

     You cannot make transfers into the DCA Advantage Plan Accounts from any Allocation Alternative.

     AUTOMATIC ASSET REALLOCATION

     This option allows you to maintain the percentage allocated to each Investment Division at a pre-set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP Convertible Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP International Equity Investment Division. Over time, the fluctuations in each of these Investment Division's investment results will shift the percentages. If you elect this Automatic Asset Reallocation option, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may choose to have reallocations made quarterly, semi-annually or annually. You must also specify the day of the month that reallocations are to occur (with the exception of the 29th, 30th or 31st of a month). The minimum Variable Accumulation Value required to elect this option is $5,000 ($2,500 for applications signed on or after May 19, 2000). There is no minimum amount which you must allocate among the Investment Divisions under to this option. However, the Variable Accumulation Value may not be allocated to more than 18 Investment Divisions if you selected the Automatic Asset Reallocation option.

     You can cancel the Automatic Asset Reallocation option at any time in a written request. NYLIAC may also cancel this option if the Accumulation Value is less than $5,000, or such a lower amount as we may determine. You may not elect the Automatic Asset Reallocation option if you have selected the traditional Dollar Cost Averaging option.

     INTEREST SWEEP

     You can request, prior to the Annuity Commencement Date, that interest earned on monies allocated to the Fixed Account be transferred from the Fixed Account to any combination of Investment Divisions. You will specify the Investment Divisions, the frequency of the transfers (either monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers (except the 29th, 30th or 31st of a month). The minimum Fixed Accumulation Value required to elect this option is $5,000 ($2,500 for applications signed on or after May 19, 2000), but this amount may be reduced at our discretion. NYLIAC will make all Interest Sweep transfers on the day that you specify or on the next Business Day (if the day you have specified is not a Business Day).

     You may request the Interest Sweep option in addition to either the traditional Dollar Cost Averaging, Automatic Asset Reallocation or for applications signed on or after May 19, 2000, the DCA Advantage Plan. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Reallocation option or the DCA Advantage Plan, we will process the Interest Sweep transfer first.

     YOU MAY NOT TRANSFER MORE THAN 20% of the Fixed Accumulation Value at the beginning of the Policy Year from the Fixed Account to the Investment Divisions during a Policy Year. (See "The Fixed Account--Transfers to Investment Divisions" at page 34.) If an Interest Sweep option transfer would cause more than 20% of the Fixed Accumulation Value at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and the Interest Sweep option will be automatically suspended. Participation in the Interest Sweep option will not affect the applicability of the Fixed Account Initial Premium Guarantee described on page 34.

     You can cancel the Interest Sweep option at any time in a written request. We may also cancel this option if the Fixed Accumulation Value is less than $5,000, or such a lower amount as we may determine.

     ACCUMULATION PERIOD

     (a) Crediting of Premium Payments

     You can allocate a portion of each premium payment to one or more Investment Divisions, DCA Advantage Plan Accounts for applications signed on or after May 19, 2000 in states where approved, or the Fixed Account. The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $25 (or such lower amount as we may permit). We will place the initial premium payment, except any initial premium payment you allocate to the Fixed Account, in the MainStay VP Cash Management Investment Division until 15 days after we issue the policy. At the end of this period, we will allocate the premium payment to the Investment Divisions and/or the Fixed Account as requested. We will allocate all additional premium payments to the Investment Divisions and/or Fixed Account as requested.

     We will credit that portion of each premium payment you allocate to an Investment Division in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division on the day we are making this calculation. The value of an Accumulation Unit will vary with the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See "The Fixed Account" at page 33 for a description of interest crediting.)

     (b) Valuation of Accumulation Units

     The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the daily deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

     THIRD PARTY INVESTMENT ADVISORY ARRANGEMENTS

     In some cases, the policy may be sold to policy owners who independently utilize the services of a third party advisor offering asset allocation and/or market timing services. NYLIAC may honor transfer and withdrawal instructions from such asset allocation and market timing services if it has received authorization to do so from the policy owner participating in the service. We do not endorse, approve or recommend such services in any way and you should be aware that fees paid for such services are separate from and in addition to fees paid under the policy.

     Because the amounts associated with some of these transactions may be unusually large, the investment advisers may have difficulty processing the transactions. In addition, execution of such transactions may possibly adversely affect the Variable Accumulation Values of policy owners who are not utilizing asset allocation or market timing services. Accordingly, NYLIAC reserves the right to not accept transfer instructions which are submitted by any person, asset allocation and/or market timing services on behalf of policy owners.

     We will exercise this right only in accordance with uniform procedures that we may establish from time to time and that will not unfairly discriminate against similarly situated policyowners.

     POLICY OWNER INQUIRIES

     Your inquiries should be addressed to NYLIAC. (See page 14.)

                             CHARGES AND DEDUCTIONS

     SURRENDER CHARGES

     Since no deduction for a sales charge is made from premium payments, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge is based on your premium payments and is not assessed on any earnings. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

     If you surrender your policy, we deduct the surrender charge from the amount paid to you. In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Alternatives and/or the DCA Advantage Plan Accounts from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Alternative and/or the DCA Advantage Plan Accounts is less than the necessary surrender charge, we will deduct the remainder of the charge from the amount withdrawn from that Allocation Alternative and/or the DCA Advantage Plan Accounts.

     The maximum surrender charge will be 7% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time a premium payment is in your policy before it is withdrawn. For purposes of calculating the applicable surrender charge, we deem premium payments to be withdrawn on a first-in, first-out basis. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first three Payment Years following the premium payment to which such withdrawal or surrender is attributable is 7% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Payment Year, until the sixth Payment Year, after which no charge is made, as shown in the following chart:

     AMOUNT OF SURRENDER CHARGE

                        PAYMENT YEAR                          CHARGE
                        ------------                          ------
1...........................................................    7%
2...........................................................    7%
3...........................................................    7%
4...........................................................    6%
5...........................................................    5%
6...........................................................    4%
7+..........................................................    0%

     EXCEPTIONS TO SURRENDER CHARGES

     We will not assess a surrender charge:

     (a) on amounts you withdraw in any one Policy Year which are less than or equal to the greater of (i) 10% of the Accumulation Value at the time of surrender or withdrawal, or (ii) a) for policies issued on or after May 19, 2000, the Accumulation Value less accumulated premium payments,
         b) for policies issued prior to May 19, 2000, the Accumulation Value less accumulated premium payments for policies with total premium payments of $100,000 or more.

     (b) if NYLIAC cancels the policy;

     (c) when we pay proceeds upon the death of the policy owner or the Annuitant;

     (d) when you select an Income Payment Option in any Policy Year after the first Policy Year;

     (e) when a required minimum distribution is made under a Qualified Policy (this amount will, however, count against the first exception described above);

     (f) on withdrawals at age 59 1/2 or older if the policy is tax-qualified and if the money withdrawn from the policy was transferred or rolled over from a NYLIAC fixed deferred annuity policy; and

     (g) on withdrawals you make under the Living Needs Benefit Rider or Unemployment Benefit Rider.

     OTHER CHARGES

     (a) Mortality and Expense Risk Charges

     Prior to the Annuity Commencement Date, NYLIAC imposes risk charges to compensate it for bearing certain mortality and expense risks under the policies. This charge is equal, on an annual basis, to 1.25% of the average daily net asset value of the Separate Account and is deducted daily. We guarantee that these charges will not increase. If these charges are insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. If the charges are more than sufficient, we will add any excess to our general funds. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

     The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy's Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services.

     (b) Administration Fee

     Prior to the Annuity Commencement Date, we impose an administration fee intended to cover the cost of providing policy administration services. This charge is equal, on an annual basis, to .15% of the net asset value of the Separate Account and is deducted daily.

     (c) Policy Service Charge

     We deduct an annual policy service charge each Policy Year on the Policy Anniversary or upon surrender of the policy if on the Policy Anniversary or date of surrender the Accumulation Value is less than $20,000. This charge is the lesser of $30 or 2% of the Accumulation Value at the end of the Policy Year or on the date of surrender, whichever is applicable. We deduct the annual policy service charge from each Allocation Alternative and each DCA Account, if applicable, in proportion to its percentage of the Accumulation Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

     (d) Fund Charges

     The value of the assets in the Separate Account will indirectly reflect the Funds' total fees and expenses. The Funds' total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund's prospectus and/or statement of additional information.

     GROUP AND SPONSORED ARRANGEMENTS

     For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.

     Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

     We will make any reductions according to our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

     TAXES

     NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either (i) when a surrender or cancellation occurs, or (ii) at the Annuity Commencement Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC's status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

     Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. At present, these taxes are not significant. If they increase, however, NYLIAC may make charges for such taxes.

     NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the policies. (See "Federal Tax Matters" at page 34.) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

                         DISTRIBUTIONS UNDER THE POLICY

     SURRENDERS AND WITHDRAWALS

     You can make a partial withdrawal, periodic partial withdrawal, hardship withdrawal or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living, by sending a written request to NYLIAC. The amount available for withdrawal is the Accumulation Value on the Business Day during which we receive the request, less any outstanding loan balance, surrender charges, premium taxes which we may deduct and policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. We will pay all surrenders or withdrawals within seven days of receipt of all documents (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See "Delay of Payments" at page 31.)

     Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

     Surrenders and withdrawals may be taxable transactions, and the Internal Revenue Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals. (See "Federal Tax Matters--Taxation of Annuities in General" at page 35.)

     (a) Surrenders

     We may deduct a surrender charge and any state premium tax, if applicable, less any outstanding loan balance, and less the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. (See "Income Payments" at page 31.) Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "Federal Tax Matters--Taxation of Annuities in General" at page 35.)

     (b) Partial Withdrawals

     The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Alternatives and/or the DCA Advantage Plan Accounts (where available) in accordance with your request. If you do not specify how to allocate a partial withdrawal among the Allocation Alternatives and/or the DCA Advantage Plan Accounts (where available), we will allocate the partial withdrawal on a pro-rata basis. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "Federal Tax Matters--Taxation of Annuities in General" at page 35.)

     If the requested partial withdrawal is greater than the value in any of the Allocation Alternatives and/or the DCA Advantage Plan Accounts from which the partial withdrawal is being made, we will pay the entire value of that Allocation Alternative and/or the DCA Advantage Plan Accounts, less any surrender charge that may apply, to you. We will not process partial withdrawal requests if honoring such requests would result in an Accumulation Value of less than $2,000.

     (c) Periodic Partial Withdrawals

     You may elect to receive regularly scheduled withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th, or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day). You must specify the Investment Divisions and/or Fixed Account from which the periodic withdrawals will be made. You may make periodic partial withdrawals from the DCA Advantage Plan Accounts. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "Federal Tax Matters--Taxation of Annuities in General" at page 35.) If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account.

     You can elect to receive "Interest Only" periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless we agree otherwise. This option will void the Fixed Account Initial Premium Guarantee, described at page 34.

     (d) Hardship Withdrawals

     Under certain Qualified Policies, the Plan Administrator may allow, in its sole discretion, certain withdrawals it determines to be "Hardship Withdrawals." The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

     REQUIRED MINIMUM DISTRIBUTION OPTION

     For IRAs and IRA SEPs, the policy owner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2. For TSAs, the policy owner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2 or until April 1st of the year following the calendar year he or she retires, whichever occurs later.

     OUR RIGHT TO CANCEL

     If we do not receive any premium payments for a period of two years, and both the Accumulation Value of your policy and your total premium payments less any withdrawals and surrender charges are less than $2,000, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

     ANNUITY COMMENCEMENT DATE

     The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence under the policy unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. You may change the Annuity Commencement Date to an earlier date by providing written notice to NYLIAC. You may defer the Annuity Commencement Date to a later date if we agree to it, provided that we receive a written notice of the request at least one month before the last selected Annuity Commencement Date. The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

     DEATH BEFORE ANNUITY COMMENCEMENT

     If you or the Annuitant dies prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment. That amount will be the greater of:

     (a) the Accumulation Value, less any outstanding loan balance;

     (b) the sum of all premium payments made, less any outstanding loan balance, partial withdrawals and surrender charges on those withdrawals; or

     (c) the most recently calculated "reset value" plus any additional premium payments made, less any outstanding loan balance, less any withdrawals made since the most recent Reset Anniversary and any surrender charges applicable to such withdrawals.

     We calculate the reset value, with respect to applications signed prior to May 19, 2000, every three years from the date of the initial premium payment ("Reset Anniversary") until you or the Annuitant reaches age 85, unless otherwise required by applicable state laws. For applications signed on or after May 19, 2000 (in states where approved), we calculate the reset value each year on the Policy Anniversary. Please consult with your registered representative regarding the reset value that is available under your particular policy. We calculate the reset value on the Reset Anniversary based on a comparison between
(a) the current Reset Anniversary's Accumulation Value, and (b) the prior Reset Anniversary's value, plus any premiums since the prior Reset Anniversary date, less any partial withdrawals and surrender charges on those withdrawals since the last Reset Anniversary date. The greater of the compared values will be the new reset value.

     We have set forth below an example of how the death benefit is calculated in a state where we calculate the reset value every three years. In this example, we have assumed the following:

     (1) you purchase a policy with a $200,000 premium payment;

     (2) the Accumulation Value is $250,000 in the second Policy Year;

     (3) a $20,000 withdrawal is made prior to the policy's third Policy Anniversary;

     (4) the Accumulation Value is $220,000 on the third Policy Anniversary; and

     (5) you die in the fourth Policy Year and the Accumulation Value of the policy has decreased to $175,000.

           The death benefit is the greater of:

(a)  Accumulation Value                   =  $175,000
(b)  Premium payments less                =  $180,000 ($200,000 - $20,000)
     any partial withdrawals; or
(c)  Reset value (Accumulation Value      =  $220,000
     on third Policy Anniversary)

     In this example, your Beneficiary(ies) would receive $220,000.

     The formula guarantees that the amount we pay will at least equal the sum of all premium payments (less any outstanding loan balance, partial withdrawals and surrender charges on such partial withdrawals), independent of the investment experience of the Separate Account. The Beneficiary may receive the amount payable in a lump sum or under any life income payment option which is then available. If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Allocation Alternative and any DCA Advantage Plan Account in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. We will keep the remaining balance in the policy to pay the other Beneficiaries. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount.

     We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice which gives us the information that we need. If such an election is properly made, we will apply all or part of these proceeds:

          (i) under the Life Income Payment Option to provide an immediate annuity for the Beneficiary who will be the policy owner and Annuitant; or

          (ii) under another Income Payment option we may offer at the time. Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policy owner's death (as determined for federal tax purposes), and must begin within one year after the policy owner's death. (See "Income Payments" below.)

     If your spouse is the Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policy owner, and, (b) if you were the Annuitant, as the Annuitant. Generally, NYLIAC will not issue a policy to joint owners. However, if NYLIAC makes an exception and issues a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See "Federal Tax Matters--Taxation of Annuities in General" at page 35.)

     If the Annuitant and, where applicable under another Income Payment option, the Joint Annuitant, if any, die after the Annuity Commencement Date, NYLIAC will pay the sum required by the Income Payment option in effect.

     We will make any distribution or application of policy proceeds within 7 days after NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place, subject to postponement in certain circumstances. (See "Delay of Payments" below.)

     INCOME PAYMENTS

     (a) Election of Income Payment Options

     We will make Income Payments under the Life Income Payment Option or under such other option we may offer at that time where permitted by state laws. We will require that a lump sum payment be made if the Accumulation Value is less than $2,000. At any time before the Annuity Commencement Date, you may change the Income Payment option or request any other method of payment we agree to. If the Life Income Payment Option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Payment Option in the same specified amount and over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.

     Under Income Payment options involving life income, the payee may not receive Income Payments equal to the total premium payments if the Annuitant dies before the actuarially predicted date of death. We base Income Payment Options involving life income on annuity tables that vary on the basis of sex, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

     (b) Other Methods of Payment

     If NYLIAC agrees, you (or the Beneficiary upon the death of you or the Annuitant prior to the Annuity Commencement Date) may choose to have Income Payments made under some other method of payment or in a lump sum.

     (c) Proof of Survivorship

     We may require satisfactory proof of survival, from time to time before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

     DELAY OF PAYMENTS

     We will pay any amounts due from the Separate Account under the policy within seven days of the date NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a request unless:

          1. The New York Stock Exchange ("NYSE") is closed for other than usual weekends or holidays, or trading on the NYSE is otherwise restricted;

          2. An emergency exists as defined by the Securities and Exchange Commission ("SEC");

          3. The SEC permits a delay for the protection of security holders; or

          4. The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

     For the same reasons, we will delay transfers from the Separate Account to the Fixed Account.

     We may also delay payments of any amount due from the Fixed Account and/or any DCA program. When permitted by law, we may defer payment of any partial or full surrender request for up to six months from the date of surrender from the Fixed Account and/or any DCA Program. We will pay interest of at least 3.5% per year on any partial or full surrender request deferred for 30 days or more.

     DESIGNATION OF BENEFICIARY

     You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while the Annuitant is living, you may change the Beneficiary by written notice to NYLIAC. If before the Annuity Commencement Date, the Annuitant dies before you and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to you. If you are the Annuitant, the proceeds pass to your estate. However, if the policy owner who is not the Annuitant dies before the Annuity Commencement Date, and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to the policy owner's estate.

     RESTRICTIONS UNDER INTERNAL REVENUE CODE SECTION 403(B)(11)

     Distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1/2, separates from service, dies or becomes disabled. The plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g. for hardship or after separation from service), it may still be subject to a 10% additional income tax as a premature distribution.

     Under the terms of your plan, you may have the option to invest in other 403(b) funding vehicles, including 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

     LOANS

     Loans are available only if you have purchased your policy in connection with a 403(b) plan and may not be available in all states for plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). Under your 403(b) policy, you may borrow against your policy's Accumulation Value after the first Policy Year and prior to the Annuity Commencement Date. Unless we agree otherwise, only one loan may be outstanding at a time. There must be a minimum accumulation value of $5,000 in the contract at the time of the loan. The minimum loan amount is $500. The maximum loan that you may take is the lesser of: (a) 50% of the policy's Accumulation Value on the date of the loan or (b) $50,000. We withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. If on the date of the loan you do not have a Fixed Accumulation Value equal to at least 125% (110% in New York) of the loan amount, we will transfer sufficient Accumulation Value from the Investment Divisions and/or any DCA Advantage Plan Accounts on a pro rata basis so that the Fixed Accumulation Value equals 125% (110% in New York) of the loan amount. While a loan is outstanding, you may not make partial withdrawals or transfers which would reduce the Fixed Accumulation Value to an amount less than 125% (110% in New York) of the outstanding loan balance.

     For plans not subject to ERISA, the interest rate paid by the policy owner of the loan will equal 5%. We will credit the assets being held in the Fixed Account to secure the loan with the minimum guaranteed interest rate of 3%. For plans subject to ERISA, we will apply the interest charged on the loan at the then current prime rate at the beginning of the calendar year, plus 1%. We will credit the money being held in the Fixed Account to secure the loan with a rate of interest that is the prime rate less 1%, but will always be at least equal to the minimum guaranteed interest rate of 3%. For all plans, we will assess interest in arrears as part of the periodic loan repayments.

     You must repay the loan on a periodic basis at a frequency not less frequently than quarterly and over a period not greater than five years from the date it is taken. If a loan repayment is in default, we will withdraw the amount in default from the Fixed Accumulation value to the extent permitted by federal income tax rules. We will take such a repayment on a first-in, first-out (FIFO) basis from amounts allocated to the Fixed Account.

     We permit loans to acquire a principal residence under the same terms described above, except that:

          (a) the minimum loan amount is $5,000; and

          (b) repayment of the loan amount may be extended to a maximum of twenty-five years.

     We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. On death of the policy owner or Annuitant, we deduct any outstanding loan balance from the Fixed Accumulation Value as a partial withdrawal as of the date we receive the notice of death.

     Loans are subject to the terms of the policy, your 403(b) plan and the Internal Revenue Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by us will not affect already outstanding loans.

     RIDERS

     At no additional charge, we include two riders under the policy: an Unemployment Benefit Rider, for Non-Qualified, IRA and Roth IRA policies, and a Living Needs Benefit Rider, for all types of policies. Both riders provide for an increase in the amount that can be withdrawn from your policy which will not be subject to a surrender charge upon the happening of certain qualifying events. The riders are only available in those states where they have been approved.

     (a) Living Needs Benefit Rider

     If the Annuitant enters a nursing home, becomes terminally ill or disabled, you may be eligible to receive all or a portion of the Accumulation Value without paying a surrender charge. The policy must have been inforce for at least one year and have a minimum Accumulation Value of $5,000. You must also provide us with proof that the Annuitant has spent 60 or more consecutive days in a nursing home. Withdrawals will be taxable to the extent of gain and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all states where approved.

     (b) Unemployment Benefit Rider

     For all Non-Qualified, IRA and Roth IRA policies, if you become unemployed, you may be eligible to increase the amount that can be withdrawn from your policy up to 50% without paying surrender charges. This rider can only be used once. The policy must have been inforce for at least one year and have a minimum Accumulation Value of $5,000. You also must have been unemployed for at least 60 consecutive days. Withdrawals may be taxable transactions and, prior to age
59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all states where approved. To apply for this benefit, you must submit a determination letter from the applicable state's Department of Labor indicating that you qualify for and are receiving unemployment benefits.

                               THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in NYLIAC's general account, which includes all of NYLIAC's assets except those assets specifically allocated to NYLIAC's separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is not generally subject to their provisions. Furthermore, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     (a) Interest Crediting

     NYLIAC guarantees that it will credit interest at an effective rate of at least 3% to amounts allocated or transferred to the Fixed Account under the policies We credit interest on a daily basis. We will set an interest rate in advance periodically. All premium payments allocated to, or amounts transferred to, the Fixed Account will receive the rate in effect for the period during which the allocation or transfer is made, until the end of the Policy Year. Thereafter, the rate applicable to those amounts will change on each Policy Anniversary. The new rate will be the rate in effect on the date on which the Policy Anniversary occurs.

     (b) Transfers to Investment Divisions

     You may transfer amounts from the Fixed Account to the Investment Divisions up to 30 days prior to the Annuity Commencement Date, subject to the following conditions.

          1. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions during any Policy Year is 20% of the Fixed Accumulation Value at the beginning of the Policy Year.

          2. The minimum amount that you may transfer from the Fixed Account to the Investment Divisions is the lesser of (i) $500 or (ii) the Fixed Accumulation Value, unless we agree otherwise. Additionally, the remaining values in the Fixed Account must be at least $500. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $500, that amount must be included in the transfer, unless NYLIAC in its discretion determines otherwise. We determine amounts transferred from the Fixed Account on a first-in, first-out ("FIFO") basis, for purposes of determining the rate at which we credit interest on monies remaining in the Fixed Account.

     Except as part of an existing request relating to the traditional Dollar Cost Averaging option, the Interest Sweep option or any DCA Advantage Plan, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six-month period.

     You must make transfer requests in writing on a form approved by NYLIAC or by telephone in accordance with established procedures. See "Procedures for Telephone Transfers" at page 22.

     We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy). NYLIAC will also determine such partial withdrawals on a FIFO basis, for purposes of determining the rate at which interest will be credited on any monies remaining in the Fixed Account.

     (c) Fixed Account Initial Premium Guarantee

     NYLIAC guarantees that upon any surrender of a policy which occurs within the first three Policy Years, or (the lifetime of the policy for applications signed on or after May 19, 2000 in states where approved) you will receive an amount equal to at least that portion of the initial premium payment which was initially allocated to the Fixed Account. However, this guarantee will not apply if you transfer any amount out of the Fixed Account (except transfers made under the Interest Sweep option) or make any partial withdrawals from the Fixed Account or a DCA Account.

     See the policy itself for details and a description of the Fixed Account.

                        THE DCA ADVANTAGE PLAN ACCOUNTS

     Like the Fixed Account, the DCA Advantage Plan Accounts are also supported by the assets in NYLIAC's general account. The DCA Advantage Plan Accounts are not registered under the federal securities laws. The information contained in the first paragraph under "The Fixed Account" on page 33, equally applies to the DCA Advantage Plan Accounts.

     NYLIAC will set interest rates in advance for each date on which we may receive a premium payment to a DCA Advantage Plan Account. We will never declare less than a 3% annual effective rate. Premium payments into a DCA Advantage Plan Account will receive the applicable interest rate in effect on the Business Day we receive the premium payment. Interest rates for subsequent premium payments made into the same DCA Advantage Plan Account may be different from the rate applied to prior premium payments made into the DCA Advantage Plan Account.

     The annual effective rate that we declare is credited only to amounts remaining in a DCA Advantage Plan Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Plan Account, amounts in the DCA Advantage Plan Account will not achieve the declared annual effective rate.

                              FEDERAL TAX MATTERS

     INTRODUCTION

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. The Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403, 408, 408A or 457 of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC's tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a competent tax adviser before making a premium payment. This discussion is based upon NYLIAC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

     TAXATION OF ANNUITIES IN GENERAL

     The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

     Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policy owner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policy owner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policy owner's Accumulation Value over the policy owner's investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

     In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy (other than a Qualified Policy used in a retirement plan that qualifies for special federal income tax treatment under
Section 457 of the Code as to which there are special rules), a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual's gross income. For policies issued in connection with qualified plans, the "investment in the contract" can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant's life and that are paid from qualified retirement plans under Section 401(a) and from qualified annuities and Tax Sheltered Annuities under Sections 403(a) and 403(b).

     Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable.

     Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the "investment in the contract" will be taxed. After the investment in the policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the annuitant's final tax return.

     In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the taxpayer is actual age 59 1/2, (2) made as a result of the policy owner's or

Annuitant's death or disability, or (3) received in substantially equal installments paid at least annually as a life annuity. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

     All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policy owner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includable in an individual's gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policy owner. Accordingly, a policy owner should consult a competent tax adviser before purchasing more than one policy or other annuity contract.

     A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policy owner, may result in certain income or gift tax consequences to the policy owner. A policy owner contemplating any transfer or assignment of a policy should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

     QUALIFIED PLANS

     The Qualified Policy is designed for use with several types of qualified plans. The tax rules applicable to participants and beneficiaries in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1,
1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about use of the policies with the various types of qualified plans. Policy owners and participants under qualified plans as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of policies for use with any qualified plan should seek competent legal and tax advice regarding the suitability of the policy.

          (a) Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

          (b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA", including an employer-sponsored Simplified Employee Pension or "SEP". Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into Individual Retirement Annuities on a tax-deferred basis.

          (c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a "Roth Individual Retirement Annuity" or "Roth IRA." Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Certain individuals are eligible to convert their existing non-Roth IRAs into Roth IRAs. They will be subject to income tax at the time of conversion.

          (d) Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities and tax exempt organizations which enjoy special treatment. The policies can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. Such investments are generally owned by, and are subject to, the claims of the general creditors of the sponsoring employer, except that Section 457 plans of state and local government must be held and used for the exclusive benefit of participants and beneficiaries in a trust or annuity contract.

                          DISTRIBUTOR OF THE POLICIES

     NYLIFE Distributors Inc. ("NYLIFE Distributors"), 51 Madison Avenue, New York, New York 10010, is the principal underwriter and the distributor of the policies. It is an indirect wholly-owned subsidiary of New York Life. The maximum commission typically paid to broker-dealers who have entered into dealer agreements with

NYLIFE Distributors is 6.5%. A portion of this amount will be paid as commissions to registered representatives.

                                 VOTING RIGHTS

     The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special stockholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Divisions. If, however, the federal securities laws are amended, or if NYLIAC's present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

     Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

     We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the relevant Fund.

     If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

                           TABLE OF CONTENTS FOR THE
                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:

                                                              PAGE
                                                              ----
THE POLICIES................................................    2
INVESTMENT PERFORMANCE CALCULATIONS.........................    2
ANNUITY PAYMENTS............................................    4
GENERAL MATTERS.............................................    4
FEDERAL TAX MATTERS.........................................    4
DISTRIBUTOR OF THE POLICIES.................................    5
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................    6
STATE REGULATION............................................    6
RECORDS AND REPORTS.........................................    6
LEGAL PROCEEDINGS...........................................    6
EXPERTS.....................................................    6
OTHER INFORMATION...........................................    6
FINANCIAL STATEMENTS........................................  F-1

   How to obtain a New York Life LifeStages(R) Variable Annuity Statement of
                            Additional Information.

               Call (800) 598-2019 or send this request form to:

                          NYLIAC Variable Products Service Center
                          Madison Square Station
                          P.O. Box 922
                          New York, NY 10159

--------------------------------------------------------------------------------

    Please send me a New York Life LifeStages(R) Variable Annuity Statement
                  of Additional Information dated May 1, 2000:

--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City                            State                            Zip

                                                                            LOGO

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                         INDIVIDUAL RETIREMENT ANNUITY

                              DISCLOSURE STATEMENT

     The following information is being provided to you, the policyowner, in accordance with the requirements of the Internal Revenue Service. This Disclosure Statement is not part of the Prospectus. It includes non-technical explanation of some of the changes made by the Taxpayer Relief Act of 1997 applicable to Individual Retirement Accounts or Annuities (IRAs). You should consult your tax adviser about the specifics of these rules, and remember that the terms of your actual contract and any endorsements will control your rights and obligations.

     1. REVOCATION OF YOUR IRA

     If you have not received this Disclosure Statement at least seven calendar days before the establishment of your Individual Retirement Annuity, you have the right to revoke your Individual Retirement Annuity during the seven calendar day period following the establishment of it. In order to revoke your Individual Retirement Annuity, you must notify us in writing and you must mail or deliver your revocation to NYLIAC. If your revocation is mailed, the date of the postmark (or the date of certification or registration if sent by certified or registered mail) will be considered your revocation date. If you revoke your Individual Retirement Annuity during the seven day period, the entire amount of your account, without any adjustments (for items such as administrative expenses, fees, or fluctuation in market value) will be returned to you.

     2. CONTRIBUTIONS

     (a) Regular IRA. The policyowner may make periodic contributions to a regular IRA in any amount up to the combined tax deductible and non-tax deductible contribution limit described in Section 3 of this Disclosure Statement. All such contributions shall be in cash and shall be invested in accordance with this Disclosure Statement. This IRA cannot be issued as a SIMPLE IRA.

     (b) Spousal IRA. If the policyowner and the spouse file a joint federal income tax return for the taxable year and if the spouse's compensation, if any, includable in gross income for the year is less than the compensation includable in the gross income of the policyowner for the year, the policyowner and the spouse may each establish his or her own individual IRA and may make periodic contributions to their own IRA in accordance with the rules and limits for tax deductible and non-tax deductible contributions contained in Sections 219(c) and 408(o) of the Internal Revenue Code. Such contributions shall be in cash and shall be invested in accordance with this Disclosure Statement.

     (c) Rollover IRA. A rollover contribution by the policyowner shall be a nonperiodic deposit in cash to be invested in accordance with this Disclosure Statement, with respect to which contribution the policyowner warrants that (1) the entire amount rolled over is attributable to a distribution from an employee's trust, an employee's annuity, an annuity contract or another individual retirement account or annuity, which meets the requirements of Internal Revenue Code section 402(c), 403(a)(4), 403(b)(8), or 408(d)(3); (2)
within one (1) year of receiving such distribution, the policyowner did not receive another distribution which constituted a "rollover" referred to in Internal Revenue Code Section 408(d)(3)(B); and (3) the contribution as made satisfies all the requirements for rollover contributions as set forth under the Internal Revenue Code. A rollover contribution attributable to contributions made by an employer to an individual's SIMPLE IRA cannot be made prior to the expiration of the 2-year period beginning on the date the individual first participated in that employer's SIMPLE plan.

     Strict limitations apply to rollovers, and you should seek competent tax advice in order to comply with all the rules governing rollovers.

     (d) Transfers. The policyowner may make an initial or subsequent contribution hereunder by directing a Custodian or Trustee of an existing individual retirement account or individual retirement annuity to transfer an amount in cash to the Individual Retirement Annuity.

     (e) Time to Make Contributions. You may make contributions to your IRA at any time for a taxable year beginning on the first day of that year and ending on the date that your income tax return for that year is due (without regard to any extensions).

     (f) Simplified Employee Pension. If an IRA is established that meets the requirements of a Simplified Employee Pension Plan, your employer may contribute an amount not to exceed the lesser of 15% of your includable compensation ($160,000 for 1999, adjusted for inflation thereafter) or $30,000. The amount of such

                                      IRA-1
contribution is not includable in your income as wages (for federal income tax purposes). Within that overall limit you may elect to defer up to $10,000 in 1999 (as adjusted for inflation in accordance with the Internal Revenue Code) of your includable compensation if your employer's SEP plan permits salary reduction contributions and was established on or before December 31, 1996. The amount of such elective deferral is excludable from your income as wages (for federal income tax purposes). For further details, see your employer.

     (g) Responsibility of the Policyowner. If the policyowner contemplates future periodic contributions, rollovers, or transfers to the IRA, such contributions, rollovers or transfers must be made in accordance with the appropriate sections of the Code. It is the policyowner's full and sole responsibility to determine the tax deductibility of all contributions, and to make such contributions in accordance with the Code. Neither the Custodian nor New York Life Insurance and Annuity Corporation are permitted to provide tax advice, and will assume no liability for the tax consequences of any contribution to the IRA.

     3. DEDUCTIBILITY OF CONTRIBUTIONS

     (a) Eligibility. Under the Internal Revenue Code, if neither you nor your spouse is an active participant (see (b) below), you and your spouse may contribute up to $4,000 together (but no more than $2,000 to each individual account) if your combined compensation is at least equal to that amount and take a deduction for the entire amount contributed. If you are an active participant, but have an adjusted gross income (AGI) below a certain level (see (c) below), you may make a deductible contribution. If you are an active participant and you have AGI above that level (see (c) below), the amount of the deductible contribution you may make is phased down and eventually eliminated. If you are not an active participant, but your spouse is an active participant, you may make a $2,000 deductible contribution provided that if your combined AGI is above the specified level (see (c) below), the amount of the deductible contribution you may make to an IRA is phased down and eventually eliminated.

     (b) Active Participant. You are an "active participant" for a year if you are covered by a retirement plan. You are covered by a "retirement plan" for a year if your employer or union has a retirement plan under which money is added to your annuity or you are eligible to earn retirement credits. For example, if you are covered under a profit-sharing plan, a 403(b) annuity, certain government plans, a salary reduction arrangement (such as a Tax Sheltered Annuity 403(b) arrangement or a 401(k) plan), a Simplified Employee Pension Plan
(SEP), a SIMPLE retirement account or a plan which promises you a retirement benefit which is based upon the number of years of service you have with the employer, you are likely to be an active participant. Your Form W-2 for the year should indicate your participation status.

     (c) Adjusted Gross Income (AGI). If you or your spouse is an active participant, you must look at your Adjusted Gross Income for the year (if you and your spouse file a joint tax return, you use your combined AGI) to determine whether you can make a deductible IRA contribution. Your tax return will show you how to calculate your AGI for this purpose. If you are at or below a certain AGI level, called the threshold level, you are treated as if you were not an active participant and can make a deductible contribution under the same rules as a person who is not an active participant.

     If you are single, your threshold AGI level is $31,000 (for 1999). The threshold level if you are married and file a joint tax return is $51,000 (for
1999), and if you are married, but file a separate tax return, the threshold level is $0. However, if only your spouse is an active participant and you file a joint tax return, the threshold level is $150,000 phased out of $160,000 (beginning in 1998).

                                      IRA-2

     The $31,000 and $51,000 threshold levels are to increase in future years as shown below:

                       JOINT RETURNS
                       -------------
FOR TAXABLE YEARS BEGINNING IN:      THE THRESHOLD LEVEL IS:
-------------------------------      -----------------------
  1999                                       $51,000
  2000                                       $52,000
  2001                                       $53,000
  2002                                       $54,000
  2003                                       $60,000
  2004                                       $65,000
  2005                                       $70,000
  2006                                       $75,000
  2007 and thereafter                        $80,000

                      SINGLE TAXPAYERS
                      ----------------
FOR TAXABLE YEARS BEGINNING IN:      THE THRESHOLD LEVEL IS:
-------------------------------      -----------------------
  1999                                       $31,000
  2000                                       $32,000
  2001                                       $33,000
  2002                                       $34,000
  2003                                       $40,000
  2004                                       $45,000
  2005 and thereafter                        $50,000

     If your AGI is less than $10,000 above your threshold level, you will still be able to make a deductible contribution, but it will be limited in amount. The amount by which your AGI exceeds your threshold level (AGI-threshold level) is called your Excess AGI. The Maximum Allowable Deduction is $2,000 (and an additional $2,000 for a Spousal IRA). You can calculate your Deduction Limit as follows:

      10,000 - Excess AGI X Maximum Allowable Deduction = Deduction Limit
                             10,000

     You must round up the result to the next highest $10 level (the next highest number which ends in zero). For example, if the result is $1,525, you must round it up to $1,530. If the final result is below $200 but above zero, your Deduction Limit is $200. Your Deduction Limit cannot, in any event, exceed 100% of your compensation.

     (d) Restrictions. No deduction is allowed for (a) contributions other than in cash; (b) contributions (other than those by an employer to a Simplified Employee Pension Plan) made during your calendar year in which you attain age
70 1/2 or thereafter; or (c) for any amount you contribute which was a distribution from another retirement plan ("rollover" contribution). However, the limitations in paragraph, (a) and (b) do not apply to rollover contributions.

     (e) Compensation. For purposes of determining allowable contributions, the term "Compensation" includes all earned income, including net earnings from self employment and alimony or separate maintenance payments received and includable in your gross income, but does not include deferred compensation or any amount received as a pension or annuity.

     4. NONDEDUCTIBLE CONTRIBUTIONS TO IRAS

     Even if you are above the threshold level and, thus, may not make a deductible contribution of $2,000 (and an additional $2,000 for a Spousal IRA), you may still contribute up to the lesser of 100% of compensation or $2,000 to an IRA (and an additional $2,000 for a Spousal IRA). The amount of your contribution which is not deductible will be a nondeductible contribution to the IRA. You may also choose to make a contribution nondeductible even if you could have deducted part or all of the contribution. Interest or other earnings on your IRA contribution, whether from deductible or nondeductible contributions, will not be taxed until taken out of your IRA and distributed to you.

     If you make a nondeductible contribution to an IRA you must report the amount of the nondeductible contribution to the IRS as a part of your tax return for the year.

                                      IRA-3

     5. DISTRIBUTIONS

     (a) Required Distributions. Distribution of your IRA must be made or begin no later than April 1 of the calendar year following the calendar year in which you attain age 70 1/2. A distribution may be made at once in a lump sum, or it may be made in installments. Installment payments must be made over a period not exceeding your life expectancy (as determined annually), or the joint life and last survivor expectancy of you and the beneficiary you designate (as redetermined annually, if that beneficiary is your spouse).

     If you die before the entire interest is distributed to you, but after distribution to you has begun, your entire annuity must be distributed to your beneficiary at least as rapidly as your annuity was being distributed prior to your death. If you die before you begin to receive distributions from your annuity and if you have a designated beneficiary, distribution to your beneficiary must be made over a period not exceeding the greater of the beneficiary's life expectancy or five years after your death; if you have no designated beneficiary, distribution must be completed within five years of your death. Distributions upon your death must begin within one year following your death or, if your beneficiary is your spouse, no later than the date on which you would have attained age 70 1/2 (if later). If following your death before distributions have begun, your spouse also dies, immediate distribution must begin to be made to your spouse's beneficiary, if any, over a period no longer than that person's life expectancy, or if your spouse has not designated a beneficiary, full payment must be made to your spouse's estate within five years.

     (b) IRA Distributions. Because nondeductible IRA contributions are made using income which has already been taxed (that is, they are not deductible contributions), the portion of the IRA distributions consisting of nondeductible contributions will not be taxed again when received by you. If you make any nondeductible IRA contributions, each distribution from your IRAs will consist of a nontaxable portion (return of nondeductible contributions) and a taxable portion (return of deductible contributions, if any, and account earnings).

     Thus, you may not take a distribution which is entirely tax-free. The following formula is used to determine the nontaxable portion of your distributions for a taxable year.

Remaining Nondeductible contributions
---------------------------------------------       Total distributions          Nontaxable distributions
Year-end total IRA balances                     X   (for the year)           =   (for the year)

     To figure the year-end total IRA balance, you must treat all of your IRAs as a single IRA (other than Roth IRAs). This includes all regular IRAs, as well as Simplified Employee Pension (SEP) IRAs, SIMPLE IRAs, and Rollover IRAs. You also add back the distributions taken during the year.

     Even if you withdrew all of the money in your IRA in a lump sum, you will not be entitled to use any form of income averaging to reduce the federal income tax on your distribution. Also, no portion of your distribution is taxable as a capital gain.

     (c) Withholding. Unless you elect not to have withholding apply, a 10% federal income tax will be withheld from your IRA distributions. If payments are delivered to foreign countries, however, tax will, generally, be withheld at a 10% rate unless you certify to the Custodian that you are not a U.S. citizen residing abroad or a "tax avoidance expatriate" as defined in the Internal Revenue Code (Section 877).

     6. PENALTIES

     (a) Excess Contributions. If at the end of any taxable year your IRA contributions (other than rollovers or transfers) exceed the maximum allowable (deductible and nondeductible) amount for that year, this excess contribution amount will be subject to a nondeductible 6% excise (penalty) tax. However, if you withdraw the excess contribution, plus any earnings on it, before the due date for filing your federal income tax return for the year (including extensions), the excess contribution will not be subject to the 6% penalty tax. The amount of the excess contribution withdrawn will not be considered a premature distribution, but the earnings withdrawn will be taxable income to you and may be subject to an additional 10% tax on premature distributions. Alternatively, excess contributions for one year may be carried forward as IRA contributions in the next year to the extent that the excess, when aggregated with your IRA contribution (if any) for the subsequent year, does not exceed the maximum allowable (deductible and nondeductible) amount for that year. The 6% excise tax will be imposed on excess contributions in each year they are neither returned nor applied as contributions.

     (b) Early Distributions. Since the purpose of an IRA is to accumulate funds for retirement, your receipt or use of any portion of your IRA before you attain age 59 1/2 constitutes an early distribution unless the distribution occurs in the event of your death or disability or is part of a series of substantially equal periodic

                                      IRA-4
payments made over your life expectancy (as determined from tables in the income tax regulations) or the joint life expectancies of you and your beneficiary or is used to pay certain medical expenses or is used for certain qualified first-time homebuyer expenses or certain qualified higher education expenses. The amount of an early distribution (excluding the nondeductible contribution included therein) is includable in your gross income and is subject to a 10% penalty tax on the amount of the early distribution unless you transfer it to another IRA as a qualifying rollover contribution. If you transfer, rollover or convert a regular IRA into a Roth IRA, the 10% penalty tax will not apply, but the distribution is taxable income. (If you converted a regular IRA into a Roth IRA in 1998, the additional tax liability will be spread over four years (1998, 1999, 2000, and 2001), unless you elected to pay the entire amount when you filed your 1998 federal income tax return.

     (c) Minimum Distributions. If the minimum distribution rules described in 5a apply to a recipient of distributions and if the amount distributed during a calendar year is less than the minimum amount required to be distributed, the recipient will be subject to a penalty tax equal to 50% of the difference between the amount required to be distributed and the amount actually distributed.

     (d) Excess Distributions. The 15% excise tax on excess distributions has been repealed for excess distributions received after December 31, 1996. The 15% excise tax on excess retirement accumulations has been repealed for estates of decedents dying after December 31, 1996.

     (e) Prohibited Transactions. If the policyowner or the beneficiary engage in any prohibited transaction (such as any sale, exchange or leasing of any property between the Policyowner and the annuity, or any interference with the independent status of the annuity), the annuity will lose its tax exemption and be treated as having been distributed to the policyowner. The value of the entire annuity (excluding the non-deductible contribution included therein) will be includable in your gross income; if at the time of the prohibited transaction the policyowner is under age 59 1/2, the policyowner will also be subject to the 10% penalty tax on early distributions.

     (f) Overstatement of Non-deductible Contributions. If you overstate your non-deductible IRA contributions on your federal income tax return (without reasonable cause) you may be subject to a $100 penalty and a $50 penalty for failure to file any form required by the IRS to report non-deductible contributions (in addition to any generally applicable tax, interest, and penalties to which you may be liable if you understate income upon receiving a distribution from your account. See paragraph 5(b) of this Disclosure Statement and IRS Form 8606.)

     7. FEDERAL ESTATE AND GIFT TAXES

     Any amount distributed from your IRA upon your death may be subject to federal estate and gift taxes.

     8. OTHER INFORMATION

     (a) Tax Reporting. You need not file Treasury Form 5329 with the Internal Revenue Service unless during the taxable year there is an excess contribution to, premature distribution from, or insufficient distribution from your IRA. You must report contributions to, and distributions from your IRA (including the year end aggregate account balance of all IRAs) on your federal income tax return for the year. You must designate on the return how much of your annual contribution is deductible and how much is nondeductible.

     (b) IRS Approval. This Individual Retirement Annuity has been approved as to form by the Internal Revenue Service. Such approval is a determination only as to the form of the annuity and does not represent a determination of the merits of such annuity.

     (c) Custodian. The Trustee or Custodian of an IRA must be either a bank or such other person who has been approved by the Secretary of the Treasury.

     (d) Vesting. Your interest in your IRA must be nonforfeitable at all times.

     (e) State Tax Law. You should consult your tax adviser about any state tax consequences of your IRA; you should be aware that some of these laws may differ from Federal tax law governing IRAs.

                                      IRA-5

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                                            LOGO
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                       ROTH INDIVIDUAL RETIREMENT ANNUITY

                              DISCLOSURE STATEMENT

     The following information is being provided to you, the policyowner, in accordance with the requirements of the Internal Revenue Service. This disclosure includes non-technical explanation of some of the requirements applicable to Roth Individual Retirement Annuities (Roth IRAs). The information provided applies to contributions made and distributions received on and after January 1, 1998.

     1. REVOCATION OF YOUR ROTH IRA

     You may revoke your Roth IRA at anytime within seven days after it is established by mailing or delivering a written notice of revocation to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 452, New York, NY 10010. Any notice of revocation will be deemed mailed on the date of postmark (or if sent be certified or registered mail, the date of certification or registration) if it is deposited in the U.S. Postal Service in an envelope, or other appropriate wrapper, first-class postage prepaid, properly addressed. Upon revocation, you will be entitled to a full refund of your entire Roth IRA without any adjustments (for items such as administrative expenses, fees, or fluctuation in market value).

     2. CONTRIBUTIONS

     (a) Regular Roth IRA. The policyowner may make periodic contributions to a Roth IRA in any amount up to the contribution limit described in Section 3 (Deductibility of Contributions). All contributions to your Roth IRA must be made in cash. Contributions for a taxable year must be made no later than April 15 of the following year.

     (b) Rollover Roth IRA. A rollover contribution by the policyowner shall be a nonperiodic deposit in cash, with respect to which contribution the policyowner warrants that 1) the entire amount rolled over is attributable to a distribution from a regular Individual Retirement Annuity (a "regular IRA") or another Roth IRA which meets the requirements of Code Section 408(d)(3); 2) within one (1) year of receiving such distribution, the policyowner did not receive another distribution which constituted a "rollover" of a Roth IRA to another Roth IRA; and 3) the contribution as made satisfies all the requirements for Roth IRA rollover contributions as set forth under the Internal Revenue Code "Code".

     Strict limitations apply to rollovers, and you should seek competent tax advice in order to comply with all the rules governing rollovers.

     (c) Transfers and Conversions. The policyowner may make an initial or subsequent contribution hereunder, provided that your Modified Adjusted Gross Income (MAGI) does not exceed $100,000 during the year of such transfer and you do not file your income tax return as married filing separately, by directing a Trustee of an existing regular IRA to directly transfer an amount in cash from or, if permitted by the Trustee, to convert, such regular IRA into this Roth IRA. The policyowner may also direct a Trustee of an existing Roth IRA to directly transfer an amount in cash from an existing Roth IRA to the Trustee of this Roth IRA without regard to such income or return filing limitations.

     (d) Tax Consequences of Rollovers and Transfers. A rollover, transfer, or conversion of a regular IRA to a Roth IRA is permitted if your MAGI does not exceed $100,000 and you do not file your income tax return as married filing separately. Such a rollover, transfer, or conversion will be treated as a taxable distribution of the regular IRA, but the 10% excise tax on early distributions will not apply. For such rollovers, transfers, and conversions of regular IRAs into Roth IRAs during 1998, a special rule applies and any amount required to be so included in taxable income will be included ratably over 1998, 1999, 2000, and 2001.

     (e) Responsibility of the policyowner. If the policyowner contemplates future periodic contributions, rollovers, or transfers to the Roth IRA, such contributions, rollovers, or transfers must be made in accordance with the appropriate sections of the Code. It is the policyowner's full and sole responsibility to determine the tax deductibility of all contributions, and to make such contributions in accordance with the Code. New York Life Insurance and Annuity Corporation (NYLIAC) and its employees are not permitted to provide tax advice, and assume no liability for the tax consequences of any contribution to, or distribution from, the Roth IRA.

                                   ROTH IRA-1

     3. DEDUCTIBILITY OF CONTRIBUTIONS

     (a) Eligibility. Under the law, you may make a contribution of up to the lesser of $2,000 or 100% of compensation, reduced by the amount of contributions you make to any other regular IRA (except Education IRAs) or Roth IRA for the taxable year, provided that if your MAGI is above the specified level, the amount of the contribution you may make to a Roth IRA is phased down and eventually eliminated. Contributions to a Roth IRA are not deductible for income tax purposes.

     (b) Modified Adjusted Gross Income (MAGI). You must look at your Modified Adjusted Gross Income for the year (if you and your spouse file a joint tax return, use your combined MAGI) to determine whether you can make a Roth IRA contribution. Your tax return will show you how to calculate your MAGI for this purpose, except that you should disregard any income resulting from a taxable rollover, transfer, or conversion of a regular IRA to a Roth IRA. Only if you are at or below a certain MAGI level, called the Threshold Level, can you make a contribution to a Roth IRA.

     If you are single, your MAGI Threshold Level is $95,000. The Threshold Level if you are married and file a joint tax return is $150,000, and if you are married but file a separate tax return, the Threshold Level is $0.

     If your MAGI is less than $15,000 ($10,000 in the case of a joint return) above your Threshold Level, you will still be able to make a Roth IRA contribution, but it will be limited in amount. The amount by which your MAGI exceeds your Threshold Level (MAGI minus the Threshold Level) is called your Excess MAGI. The maximum allowable contribution is $2,000. You can calculate your contribution limit as follows:

     $15,000 ($10,000 in the case) - Excess
            (of a joint return) MAGI                   Maximum
-----------------------------------------------    X   Allowable          =   Contribution Limit
         $15,000 ($10,000 in the case)                 Contribution
              (of a joint return)

     You must round up the result to the next highest $10 level (the next highest number which ends in zero). For example, if the result is $1,525, you must round it up to $1,530. If the final result is below $200 but above zero, your contribution limit is $200. Your contribution limit cannot, in any event, exceed 100% of your compensation.

     The maximum contribution you and your spouse may make to all your IRAs in the aggregate, including Roth IRAs, is the lesser of 100% of your combined compensation or $4,000 annually ($2,000 individually).

     (c) Deductions.  No deduction is allowed for Roth IRA contributions.

     (d) Compensation. For purposes of determining allowable contributions, the term "Compensation" includes all earned income, including net earnings from self employment and alimony or separate maintenance payments received and includible in your gross income, but does not include deferred compensation or any amount received as a pension or annuity.

     4. DISTRIBUTIONS

     (a) Required Distributions After Death. If you die before the entire interest is distributed to you, but after distribution to you from your Roth IRA has begun, your entire annuity must be distributed to your beneficiary at least as rapidly as your annuity was being distributed prior to your death. If you die before you begin to receive distributions from your annuity and if you have a designated beneficiary, distribution to your beneficiary must be made over a period not exceeding the greater of the beneficiary's life expectancy or five years after your death; if you have no designated beneficiary, distribution must be completed within five years of your death. Distributions upon your death must begin within one year following your death or, if your beneficiary is your spouse, no later than the date on which you would have attained age 70 1/2 (if later). If following your death before distributions have begun, your spouse also dies, immediate distribution must begin to be made to your spouse's beneficiary, if any, over a period no longer than that person's life expectancy, or if your spouse has not designated a beneficiary, full payment must be made to your spouse's estate within five years.

     (b) Roth IRA Distributions

          (i) Qualifying nontaxable distributions.

                                   ROTH IRA-2

     A distribution from your Roth IRA will not be includible in your gross income if it is:

          (a) made on or after the date you attain age 59 1/2

          (b) made after you die or become disabled, or

          (c) made as a qualified first time homebuyer distribution

     and is made after the five taxable year period beginning with the first taxable year in which you or your spouse made a contribution to a Roth IRA, or, in the case of a rollover from a regular IRA to a Roth IRA, after the five taxable year period beginning with the taxable year of the rollover.

     Distributions meeting these requirements are known as "qualifying distributions".

          (ii) Other distributions partly taxable.

          If a distribution from your Roth IRA does not meet the requirements of a qualifying distribution as described in (i), then the distribution will be treated first as a return of nontaxable Roth IRA contributions, and second, after all such contributions have been returned, as distributions of taxable earnings, which in addition to income tax may be subject to the 10% penalty tax on early distributions, as discussed below.

          In addition, you will not be entitled to use any form of income averaging to reduce the federal income tax on the taxable portion of your distribution. Also, no portion of your distribution is taxable as a capital gain.

     (c) Withholding. Unless you elect not to have withholding apply, federal income tax will be withheld from any taxable portion of your Roth IRA distributions. If payments are delivered to foreign countries, however, tax will, generally, be withheld at a 10% rate unless you certify to the Trustee that you are not a U.S. citizen residing abroad or a "tax avoidance expatriate" as defined in the Internal Revenue Code Section 877.

     5. PENALTIES

     (a) Excess Contributions. If at the end of any taxable year your Roth IRA contributions (other than rollovers or transfers) exceed the maximum allowable annuity for that year, this excess contribution amount will be subject to a nondeductible 6% excise (penalty) tax. However, if you withdraw the excess contribution, plus any earnings on it, before the due date for filing your federal income tax return for the year (including extensions), the excess contribution will not be subject to the 6% penalty tax. The amount of the excess contribution withdrawn will not be considered a premature distribution, but the earnings withdrawn will be taxable income to you. Alternatively, excess contributions for one year may be carried forward as Roth IRA contributions in the next year to the extent that the excess, when aggregated with your Roth IRA contributions (if any) for the subsequent year, does not exceed the maximum allowable amount for that year. The 6% excise tax will be imposed on excess contributions in each year they are neither returned nor applied as contributions.

     (b) Early Distributions. Since the purpose of a Roth IRA is to accumulate funds for retirement, your receipt or use of any portion of your Roth IRA account (for example, as collateral for a loan) which is not a qualifying distribution before you attain age 59 1/2, to the extent it is taxable to you as described above, constitutes an early distribution unless the distribution is a result of death or disability, or is part of a series of substantially equal periodic payments made over your life expectancy (as determined from tables in the income tax regulations) or the joint life expectancies of you and your beneficiary, is used to pay certain medical expenses, or is used for certain qualified first-time homebuyer expenses, or certain qualified higher education expenses. The amount of an early distribution which is not a qualifying distribution and is not a return of previous Roth IRA contributions is includible in your gross income and is subject to a 10% penalty tax on the amount of the early distribution unless you transfer it to another Roth IRA as a qualifying rollover contribution.

     (c) Minimum Distributions. If the minimum distribution rules described in 4(a) apply to a recipient of distributions and if the amount distributed during a calendar year is less than the minimum amount required to be distributed, the recipient will be subject to a penalty tax equal to 50% of the difference between the amount required to be distributed and the amount actually distributed.

     (d) Prohibited Transactions. If you or your beneficiary engage in any prohibited transaction (such as any sale, exchange or leasing of any property between you and the annuity, or any interference with the independent status of the annuity), the annuity will lose its tax exemption and be treated as having been

                                   ROTH IRA-3
distributed to you. The value of the entire annuity (excluding the nondeductible contributions included therein) will be includible in your gross income; if at the time of the prohibited transaction you are under age 59 1/2 you will also be subject to the 10% penalty tax on early distributions.

     6. FEDERAL ESTATE GIFT TAXES

     Any amount distributed from your Roth IRA upon your death may be subject to federal estate and gift taxes.

     7. OTHER INFORMATION

     (a) Tax Reporting. You need not file Treasury Form 5329 with the Internal Revenue Service unless during the taxable year there is an excess contribution to, or premature distribution from, your Roth IRA. You must report distributions from your Roth IRA on your federal income tax return for the year.

     (b) IRS Approval. This Roth IRA plan has not been approved as to form by the Internal Revenue Service. Approval by the IRS of the Roth IRA plan is a determination only as to the form of the annuity and does not represent a determination of the merits of such annuity.

     (c) Vesting. Your interest in your Roth IRA must be nonforfeitable at all times.

                                   ROTH IRA-4